                                  THE STRONG
                                  ----------
                                 INTERNATIONAL
                                     FUNDS

                      ===================================
                      SEMI-ANNUAL REPORT o APRIL 30, 1998
                      ===================================

                         THE STRONG ASIA PACIFIC FUND

                      THE STRONG INTERNATIONAL STOCK FUND

                    THE STRONG GLOBAL HIGH-YIELD BOND FUND

                      THE STRONG INTERNATIONAL BOND FUND

                    THE STRONG SHORT-TERM GLOBAL BOND FUND

                  [PHOTO OF STRONG CAPITAL MANAGEMENT, INC.]



                                 [STRONG LOGO]
                                 STRONG FUNDS

-------------------------------------------------------------------------------

           PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                           STRONG ASIA PACIFIC FUND

                      STRONG GLOBAL HIGH-YIELD BOND FUND

                        STRONG INTERNATIONAL BOND FUND

                        STRONG INTERNATIONAL STOCK FUND

                      STRONG SHORT-TERM GLOBAL BOND FUND


                 SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1998


CHANGE IN PORTFOLIO MANAGER. On May 18, 1998, Mr. David Lui became the portfolio manager of the Strong International Stock Fund. Prior to joining Strong Capital Management, Inc., the Fund's investment advisor, Mr. Lui served Phoenix Duff & Phelps as a Vice President and international portfolio manager of five funds, including the Phoenix International Portfolio and the Phoenix Worldwide Opportunities Fund. From 1993 to 1995, Mr. Lui was Vice President of Asian Equities at Alliance Capital Management. From 1990 to 1993, he was an Associate of Global Markets at Bankers Trust Company.

MINIMUM INVESTMENT REQUIREMENT. On May 1, 1998, the Minimum Investment Requirement to open a regular account in the Funds increased from $1,000 to $2,500. This information modifies the Minimum Investment Requirements found on page II-4 of the Prospectus under the heading "What You Should Know About Buying Shares."

ANNUAL INCOME DIVIDENDS. After July 1, 1998, the Strong Asia Pacific and the Strong International Stock Funds will pay dividends from net investment income annually instead of quarterly. This information modifies the information about dividends found on page I-11 of the Prospectus under the heading "Dividends and Other Distributions" and on page I-34 of the Prospectus under the heading "About the Funds--Distributions and Taxes." Therefore, the last quarterly dividend will be payable by these Funds on June 30, 1998. The next dividend will be payable by these Funds on December 29, 1998 and annually thereafter.

CORPORATE NAME. In May 1998, the corporate name of Strong International Stock Fund, Inc. will become Strong International Equity Funds, Inc. The Strong International Stock Fund will continue to exist as an investment portfolio under the new corporate name. This is a technical change that will not affect the management or operations of the Fund.


            The date of this Prospectus Supplement is May 18, 1998.

                                  THE STRONG
                                  ----------
                                INTERNATIONAL
                                    FUNDS
                      ===================================
                      SEMI-ANNUAL REPORT o APRIL 30, 1998
                      ===================================

                               TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong Asia Pacific Fund.............................................2
     The Strong International Stock Fund......................................4
     The Strong Global High-Yield Bond Fund...................................6
     The Strong International Bond Fund.......................................8
     The Strong Short-Term Global Bond Fund..................................10

FINANCIAL INFORMATION
     Schedules of Investments in Securities
         The Strong Asia Pacific Fund........................................12
         The Strong International Stock Fund.................................13
         The Strong Global High-Yield Bond Fund..............................16
         The Strong International Bond Fund..................................17
         The Strong Short-Term Global Bond Fund..............................19
     Statements of Assets and Liabilities....................................22
     Statements of Operations................................................23
     Statements of Changes in Net Assets.....................................24
     Notes to Financial Statements...........................................26

FINANCIAL HIGHLIGHTS.........................................................29

============================
THE STRONG ASIA PACIFIC FUND
============================


WE INTEND TO RETAIN OUR CAUTIOUS STANCE ON THE MORE VOLATILE MARKETS WHILE REMAINING ALERT TO ANY CONCRETE SIGNS THAT A LASTING TURNAROUND HAS BEEN ACHIEVED.

The Strong Asia Pacific Fund seeks capital growth. The Fund invests primarily in the equity securities of issuers located in Asia or the Pacific Basin.

A DIFFICULT PERIOD FOR ASIAN MARKETS
The most striking feature of the first half of the Fund's year (ended April 30, 1998) has been the huge extent to which Asia has underperformed Europe. The almost unprecedented nature of the situation in Asia is evident in the extent of the declines in the region's equity markets. The vicious cycle of current account deficits, higher interest rates, mounting bad debts, slowing economics, and collapsing currencies has done untold damage to these countries' property markets, financial systems, and industrial structure.

=================================
        TOP FIVE COUNTRIES
=================================
Based on net assets as of 4-30-98

 COUNTRY         % OF NET ASSETS
 -------------------------------
 Japan                     15.7%
 ...............................
 Australia                 11.6%
 ...............................
 Singapore                  7.8%
 ...............................
 New Zealand                6.5%
 ...............................
 Hong Kong                  5.7%
 ...............................

 Please see the Schedule of
 Investments in Securities for a
 complete listing of the Fund's
 portfolio.
=================================

=============================================
         FIVE LARGEST STOCK HOLDINGS
=============================================
      Based on net assets as of 4-30-98

 SECURITY                    % OF NET ASSETS
 -------------------------------------------
 Sydney Aquarium, Ltd.                  2.0%
 ...........................................
 Guinness Peat Group PLC                1.7%
 ...........................................
 Normandy Mining, Ltd.                  1.7%
 ...........................................
 Freeport-McMoran Copper                1.4%
 & Gold, Inc. Class B
 ...........................................
 Sony Corporation                       1.3%
 ...........................................

 Please see the Schedule of Investments in
 Securities for a complete listing of the
 Fund's portfolio.
=============================================

Despite occasional, sometimes rapid, rallies in the first four months of calendar 1998, we do not feel the region is at the point yet of a sustained recovery. Several significant problems with economic and financial systems remain to be worked out. As a result, the region's recovery looks like it's going to follow a slower process--more of a "U" shape rather than a "V." Although there's growing confidence that most of Asia's economies and markets are through the worst, the recovery timetable for the financial world and the "real" world may be rather different. We intend to retain our cautious stance on the more volatile markets while remaining alert to any concrete signs that a lasting turnaround has been achieved. In this difficult period, the Fund reported a loss of 10.92%.(1)

Nevertheless, we believe there's massive potential in Asia for stock prices to rally from their depressed levels. Many Western investors are currently scouring Asia for bargains. Investors are beginning to recognize the specific speed and extent of each country's recuperation from its own particular bout of Asian flu, and rewarding those that appear to be responding best to the crisis and punishing those responding worst. In the former category would be Thailand and Korea, while chief among those who appear to be unable or unwilling to take the necessary medicine of the International Monetary Fund--which works to stabilize currencies--is Indonesia.

OUR FOCUS IS ON QUALITY AND VALUE
Our efforts to manage the Fund with a cautious and selective approach haven't allowed it to dodge every bullet. We have, however, at least been able to spare it some of the worst damage in places such as Indonesia while taking advantage of bounces in markets such as Thailand. In these turbulent times we have sought to deliver as steady a performance record as possible. We do not feel this is the time for heroics or overly aggressive trading, given the current extreme volatility of stock prices. We are trying resolutely to steer as steady a course as we can. We don't want to jump into any market or issue prematurely and get caught in another downdraft. We are, however, ready for when Asia's time comes again.

For Asia as a whole, in what we expect to be an uneven year (1998), we intend to pursue a strategy of focusing on quality and value. Opportunities will arise, we believe, both as prices fall to levels at which asset and earnings flows are undervalued and as quality companies and markets are increasingly rewarded for their balance sheet strength and business stability. In markets that were punished in 1997, we feel that the strong companies will get stronger and the weak will go under. Timing will be critical in reentering some of these markets but the patient, discriminating investor could be rewarded by some strong recoveries later in 1998.

OUTLOOK
Given the markets this Fund invests in, it is likely to be more volatile than a purely domestic investment. The Fund's share price can be greatly affected by changes in market conditions, currency values, interest rates, an economic and political changes in the U.S. and abroad.

For the time being, we intend to continue to pursue a relatively defensive stance, using exposure to Australasia, India, and the more stable Asian markets as well as cash to protect the Fund against the worst vagaries of the region until things more clearly settle down. Having said that, there is every reason to be hopeful that Asia will emerge from the trials of the last two years purged by fire, with Asian values intact but with Asian financial systems cleansed of the excess, corruption, and inefficient use of capital that contributed to the crisis. Our longer-term belief in Asia as a region is therefore intact and we will remain alert to any chance to capitalize on the reemergence of dynamism in these economies.

Thank you for your continued confidence in the Strong Asia Pacific Fund.

Sincerely,


/s/ Anthony L.T. Cragg
Anthony L.T. Cragg
Portfolio Manager


[PHOTO OF ANTHONY L.T. CRAGG]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-31-93 to 4-30-98
       [GRAPH]

                   THE STRONG                    Lipper Pacific
                ASIA PACIFIC FUND    MSCI AP    Region Funds Index
       12-93          10,000          10,000          10,000
       12-94           9,473           8,772           9,475
       12-95          10,035           9,305           9,729
       12-96          10,246          10,388           9,980
       12-97           7,071           6,835           7,324
        4-98           7,057           6,935           7,312

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Morgan Stanley Capital International AC Asia Pacific Free ex-Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                             ==================================
                                                        AVERAGE ANNUAL
                                                       TOTAL RETURNS(1)
                                             ==================================
                                                        As of 4-30-98

                                                      1-YEAR            -29.58%

                                                      3-YEAR             -8.69%

                                             SINCE INCEPTION             -7.73%
                                               (on 12-31-93)
                                             ==================================

* The MSCI AP Index is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is U.S.dollar adjusted. The Lipper Pacific Region Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Bloomberg. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

===================================
THE STRONG INTERNATIONAL STOCK FUND
===================================


WE BELIEVE THERE'S MASSIVE POTENTIAL IN ASIA FOR STOCK PRICES TO RALLY FROM THEIR DEPRESSED LEVELS.

The most striking feature of the first half of the Fund's year (ended April 30, 1998) has been the huge disparity in performance between the European and Asian stock markets. In Asia, the almost unprecedented nature of the situation there can be gauged by the extent of the declines in the region's equity markets. The vicious cycle of current account deficits, higher interest rates, mounting bad debts, slowing economics, and collapsing currencies has done untold damage to these countries' property markets, financial systems, and industrial structure.

==========================================
             TOP FIVE COUNTRIES
==========================================
     Based on net assets as of 4-30-98

   COUNTRY               % OF NET ASSETS
   -------------------------------------
   United Kingdom                  15.5%
   .....................................
   Japan                           11.5%
   .....................................
   France                           8.2%
   .....................................
   Germany                          5.1%
   .....................................
   Australia                        5.1%
   .....................................

   Please see the Schedule of Investments
   in Securities for a complete listing
   of the Fund's portfolio.
==========================================

======================================================
              FIVE LARGEST STOCK HOLDINGS
======================================================
           Based on net assets as of 4-30-98

 SECURITY                             % OF NET ASSETS
 ----------------------------------------------------
 United News & Media PLC                         1.3%
 ....................................................
 Sony Corporation                                1.3%
 ....................................................
 Ing Groep Nv                                    1.2%
 ....................................................
 The Romanian Investment Fund, Ltd.              1.2%
 ....................................................
 Sydney Aquarium, Ltd.                           1.2%
 ....................................................

 Please see the Schedule of Investments in Securities
 for a complete listing of the Fund's portfolio.
======================================================

A CAUTIOUS APPROACH TO THE MARKET
Despite occasional, sometimes rapid, rallies in the first four months of calendar 1998, we do not feel the region is at the point yet of a sustained recovery. Several significant economic and financial system problems remain to be worked out. As a result, the region's recovery looks like it's going to follow a slower process--more of a "U" shape rather than a "V." Although there appears to be growing confidence that the worst is over for most economies and stock markets in Asia, the timetable for the financial world and the "real" world may be rather different. We intend to retain our cautious stance toward the more volatile markets, while remaining alert to any concrete signs that a lasting turnaround has been achieved.

Nevertheless, we believe there's massive potential in Asia for stock prices to rally from their depressed levels. Many Western investors are currently scouring Asia for bargains. The specific speed and extent of each country's recuperation from its own particular bout of Asian flu is beginning to be appreciated, with equity markets rewarding those countries that appear to be responding best to the crisis and punishing those who are responding worst. In the former category would be Thailand and Korea, while chief among those who appear to be unable or unwilling to take the necessary medicine of the International Monetary Fund--which works to stabilize currencies--is Indonesia.

A LOOK AT PERFORMANCE IN A DIFFICULT MARKET
The underperformance by the Asian markets had a sudden and severe impact on the Fund's performance. Although we have roughly halved the Fund's exposure to Asia over the past six months, our exposure was still large enough to inflict considerable damage and cause the Fund to lag behind most of its competitors who traditionally had had much lower weightings in Asia (even in the good times) and much higher weightings in Europe (even in the bad times).

In addition to the deep problems in Asia, the Fund's performance was hurt by the unfavorable environment for the types of stocks we typically emphasize. Both the small-capitalization and emerging-market sectors have significantly underperformed larger, established companies for many months. Given that significant exposure to these sectors has long been characteristic of the Fund, it is appropriate to consider the Fund's performance at least partly with those sectors' difficulties in mind. In this turbulent six-month period, the Fund's return totaled 2.82%.(1)

Turning to Europe, we have had the exact opposite situation. Since the restructuring of the Fund began, our exposure to Europe has approximately doubled. Unfortunately, some of that increased exposure went into place too late to fully take advantage of European markets' sustained and spectacular rise. The continued strength in the six months ended April 1998 was driven by the same, now familiar, themes of restructuring, merger and acquisitions activity, a strong U.S. dollar, and shareholder value.

Nevertheless our continued strategy, which has taken several quarters to achieve, of rebalancing the portfolio closer to the EAFE Index (typically used to benchmark international stock funds) weighting to the benefit of Europe and at the expense of Asia is finally bearing fruit. After trailing the index by about 5% in the first two months of the year, the Fund matched the index in March and April. The Fund now has approximately 50% of its assets invested in Europe versus around 10% in Asia proper (excluding Japan, Australasia and the subcontinent) and is now well balanced to take advantage of strength in either region.

Our one continued significant variance with a benchmark weighting is in Japan. In the face of a sluggish economy and government inertia, we are not enthusiastic about that country's short-term prospects and are hence considerably underweighted there.

LOOKING AHEAD
Given the markets this Fund invests in, it is likely to be more volatile than a purely domestic investment. The Fund's share price can be greatly affected by changes in market conditions, currency values, interest rates, and economic and political changes in the U.S. and abroad.

We expect to maintain--or even increase--our more than 50% position in Europe for the foreseeable future, given the relative security and attractiveness of European markets compared with their Asian or emerging counterparts. Even though value opportunities are not as apparent in Europe as a year or two ago, the markets there look to have further potential as the forces of restructuring, consolidation, a single European market, and shareholder activism combine to deliver greater profitability and make traditionally low-returning assets more productive.

For Asia as a whole, in what we expect to be an uneven year, we intend to pursue a strategy of focusing on quality and value. Opportunities will arise, we believe, both as prices fall to levels at which assets and earnings flows are undervalued and as higher-quality companies and markets are increasingly rewarded for their balance sheet strength and business stability. There is every reason to be hopeful that Asia will emerge from the trials of the last two years purged by fire, with Asian values intact but with Asian financial systems cleansed of the excess, corruption, and inefficient use of capital that contributed to the crisis.

Thank you for your investment in the Strong International Stock Fund. We look forward to earning your continued confidence.

Sincerely,


/s/ Anthony L.T. Cragg
Anthony L.T. Cragg
Portfolio Manager

[PHOTO OF ANTHONY L.T. CRAGG]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 3-4-92 to 4-30-98
[GRAPH]

             THE STRONG INTERNATIONAL               Lipper International
                    STOCK FUND          MSCI EAFE        Funds Index
      2-92            10,000             10,000            10,000
     12-92             9,819              9,484             9,495
     12-93            14,508             12,572            13,215
     12-94            14,282             13,550            13,118
     12-95            15,399             15,069            14,433
     12-96            16,660             15,980            16,515
     12-97            14,294             16,264            17,715
      4-98            15,757             18,804            20,666

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(tm)") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of March 1992.
-------------------------------------------------------------------------------

                                             ==================================
                                                        AVERAGE ANNUAL
                                                       TOTAL RETURNS(1)
                                             ==================================
                                                        As of 4-30-98

                                                      1-YEAR             -8.80%

                                                      3-YEAR              3.61%

                                                      5-YEAR              6.73%

                                             SINCE INCEPTION              7.66%
                                                 (on 3-4-92)
                                             ==================================

* The MSCI EAFE(tm) is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE(tm) data is dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.
1 Average annual total return and total return measure change in the value of an investment in the fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

======================================
THE STRONG GLOBAL HIGH-YIELD BOND FUND
======================================


 ...RETURNS WERE ENHANCED BY ADDING EXPOSURE IN SOUTHEAST ASIA AND BRAZIL. WE ALSO ADDED VALUE THROUGH ISSUE SELECTION IN THE U.S. HIGH YIELD MARKET.

We are pleased to review the process and philosophy we utilize in managing the Strong Global High-Yield Bond Fund, as well as discuss portfolio performance for the Fund's very first quarter of operations.

=======================================
          TOP FIVE COUNTRIES
=======================================
   Based on net assets as of 4-30-98

 COUNTRY                % OF NET ASSETS
 --------------------------------------
 Brazil                           16.9%
 ......................................
 Argentina                        14.0%
 ......................................
 South Korea                      10.4%
 ......................................
 Russia                            6.4%
 ......................................
 Venezuela                         5.2%
 ......................................

 Please see the Schedule of Investments
 in Securities for a complete listing of
 the Fund's portfolio.
========================================

===============================
         TOTAL RETURN(1)
===============================
          As of 4-30-98

SINCE INCEPTION           4.37%
   (on 1-31-98)
===============================

OUR GLOBAL INVESTMENT STRATEGY
The Fund's primary investment objective is to seek total return by investing for a high level of current income and capital growth. To pursue this objective, we invest the majority of the Fund's assets in below-investment grade securities. Therefore, careful credit analysis is crucial to providing good relative performance. The emerging markets portion of the Fund is invested primarily in government and corporate credits domiciled in Latin America, Asia and Eastern Europe. Analysis of these issuers requires an assessment of political risks as well as macro-economic fundamentals, and industry and company conditions. The price movements of these securities can be more volatile than those of high yield issues in the United States.

THE KEYS BEHIND THIS QUARTER'S PERFORMANCE
For the three months ended April 30, 1998, our portfolio returns were enhanced by adding exposure in Southeast Asia and Brazil. We also added value through issue selection in the U.S. High Yield market.

Specifically, the Fund returned 4.37% for the three months ended April 30, 1998, while the Global High-Yield Bond Index, the Fund's benchmark, returned 4.35%.(1) As we do for our other bond funds, the Global High-Yield Bond Fund is managed in a disciplined style around its benchmark. The Global High-Yield Bond Index is a blend of 65% J.P. Morgan Emerging Markets Bond Index Plus and 35% Lehman Brothers High Yield Bond Index. By modeling the portfolio in this way, we seek to maintain a duration of approximately four years.

During the quarter, economic and political developments in Southeast Asia dominated market news. While interest rate markets were generally stable in the U.S., there was significant volatility in yield spreads. Recently, emerging markets yield spreads appear to have stabilized as the crisis in Asia has subdued.

Our view is that the underlying fundamentals of these emerging markets economies will deteriorate. However, the policies being implemented with the help of the International Monetary Fund (IMF) appear to minimize the risk of financial calamity. In exchange for helping these countries pay their debts, the IMF has imposed strict guidelines aimed at lowering inflation and stabilizing currency. Current prices reflect a significant risk premium. Therefore, we have begun to make investments in some selected government credits in Asia. We believe this region should continue to have a significant impact on financial markets, and we will monitor our investments there very carefully. We also believe that the credit prospects for Argentina and Brazil appear favorable as their policy responses to the Asia crisis were commendable.

OUR LONG-TERM OUTLOOK
The Strong Global High-Yield Bond Fund was started to allow investors the opportunity to invest in government and corporate credits internationally. For example, we believe the signing of most of the European Union (except Great Britain and three other countries) to a single currency (the Euro) in 1999 will eventually lead to the development of corporate bond markets in other countries that are similar to the corporate bond market in the United States.

At Strong, we have been able to consistently add value by utilizing our credit research team. The Strong Global High-Yield Bond Fund is an opportunity to extend those skills to new and developing markets worldwide.

As an investor in the Fund, please keep in mind that the Fund's returns will fluctuate with changes in market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Fund invests. These risks are intensified in emerging markets. For long-term investors, however, we believe these risks are outweighed by the benefits of global investing--namely, higher return potential and improved diversification.

Thank you for investing in the Strong Global High-Yield Bond Fund. We appreciate your business, and look forward to serving your investment needs in the future.

Sincerely,

/s/ John T. Bender
John T. Bender


/s/ Shirish Malekar
Shirish T. Malekar


/s/ Jeffrey A. Koch
Jeffrey A. Koch
Portfolio Co-managers


[PHOTO OF JOHN T. BENDER, SHIRISH T. MALEKAR AND JEFFREY A. KOCH]



===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 1-31-98 to 4-30-98
 [GRAPH]
                         THE STRONG         Global      Lipper Global
                     GLOBAL HIGH-YIELD    High-Yield    Income Funds
                         BOND FUND        Bond Index       Index
           1-98           10,000            10,000         10,000
           2-98           10,221            10,206         10,084
           3-98           10,448            10,404         10,125
           4-98           10,437            10,435         10,205

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Global High-Yield Bond Index and the Lipper Global Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                       ========================================
                                               PORTFOLIO STATISTICS
                                       ========================================
                                                   As of 4-30-98

                                       30-DAY ANNUALIZED YIELD(2)     6.03%

                                        AVERAGE CREDIT QUALITY(3)     BB

                                              AVERAGE MATURITY(4)     6.3 YEARS
                                       ========================================

* The Global High-Yield Bond Index is comprised of 65% J.P. Morgan Emerging Markets Bond Index + and 35% Lehman Brothers High-Yield Bond Index. The J.P. Morgan Emerging Markets Bond Index + is an unmanaged index generally representative of emerging market debt obligations. The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper Global Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Bloomberg and Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Total return is not annualized and measures aggregate change in the value of an investment in the fund, assuming reinvestment of dividends.

2 As of April 30, 1998, the Advisor was temporarily waiving fees of 0.100%.
  Otherwise, the Fund's yield would have been 5.93% and the total return would have been lower. Yields are historical, do not represent future yields, and will vary.

3 For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4 The Fund's average maturity includes the effect of futures and options.

==================================
THE STRONG INTERNATIONAL BOND FUND
==================================


THE FUND'S PERFORMANCE WAS HELPED BY A LONGER MATURITY AND APPROPRIATE COUNTRY ALLOCATIONS.

========================================
    ASSETS BY CREDIT-QUALITY RATING
========================================
   Based on net assets as of 4-30-98
[PIE CHART]

      Short-Term Investments  27.9%
      AAA                     23.6%
      AA                      18.5%
      BB                      11.6%
      A                       10.6%
      BBB                      7.8%

Includes non-rated and equity securities
which have been determined to be of
equivalent quality as those rated.
========================================

The Strong International Bond Fund seeks high total return by investing for both income and capital appreciation. The Fund invests primarily in non-dollar denominated, investment grade debt obligations of foreign issuers. Normally, the Fund will maintain an average maturity of four to nine years.

=========================================
            COUNTRY EXPOSURE
=========================================
              As of 4-30-98

    COUNTRY           % OF EXPOSURE*
    --------------------------------
    Japan                      23.0%
    ................................
    Italy                      14.8%
    ................................
    Germany                    12.7%
    ................................
    France                     10.5%
    ................................
    Denmark                     9.5%
    ................................

  Please see the Schedule of Investments
  in Securities for a complete listing
  of the Fund's portfolio.

* Exposure is calculated based on the sum
  of total market value of securities and
  market value of futures.
=========================================

The Fund's total return for the six month period ended April 30, 1998 was -2.77%.(1) That lagged the return of its benchmark, the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged), which returned -1.02%. Most of the underperformance for the period came in January 1998, when the non-investment-grade countries--emerging markets--were severely hurt by the turmoil in the Southeast Asian countries like Thailand and Indonesia. Since its inception on March 31, 1994, the Fund has posted an average annual return of 7.35%, considerably ahead of the benchmark's average annual return of 6.05% for the same period.

===============================================================================
                        AVERAGE ANNUAL TOTAL RETURNS(1)
===============================================================================
                                 As of 4-30-98

                 STRONG                               SALOMON BROTHERS NON-U.S.
              INTERNATIONAL   LIPPER INTERNATIONAL      WORLD GOVERNMENT BOND
TIME PERIOD     BOND FUND      INCOME FUNDS INDEX*   INDEX (CURRENCY UNHEDGED)*
-------------------------------------------------------------------------------
1-YEAR            2.73%               9.12%                    6.44%
 ...............................................................................
3-YEAR            2.02%               7.75%                    1.51%
 ...............................................................................
SINCE INCEPTION
(on 3-31-94)      7.35%               7.42%                    6.05%
 ...............................................................................

Please note that the Lipper index contains "pure" emerging markets funds as well as international bond funds, and includes both hedged and unhedged funds.
===============================================================================

SOME NOTES ON RELATIVE PERFORMANCE
The unhedged posture of this Fund hurts it in comparison with other funds in the Lipper International Income Funds Index. That's because the Lipper category includes international funds that are fully hedged, as well as global funds that are partially (about 50%) hedged.

Further, because the Fund is unhedged against foreign currency movements, any appreciation of the U.S. dollar hurts the total return of the Fund. Although we believe this unhedged approach is useful over the long term, in the past six- and 12-month periods, significant appreciation of the U.S. dollar versus major currencies adversely affected the Fund's returns. The U.S. dollar over the past six months was up by over 10% versus the Japanese yen, and by almost 4% versus the German mark. Over the past 12 months, the U.S. dollar has appreciated by almost 7% versus the Japanese yen and the German mark.

PERFORMANCE ANALYSIS--WINNERS AND LOSERS
The Fund's performance was helped by a longer maturity and appropriate country allocations. Our position in high grade major markets, i.e., Germany, the U.K., Italy, and Japan, performed well as interest rates in these and other major countries came down. An emphasis on North America and Europe, as well as a deemphasis on Japan, further helped performance. We also benefited from short-maturity instruments in emerging countries, such as Argentina, Brazil, and Russia.

Performance overall, however, was dragged down by the Fund's non-investment-grade position, particularly by holdings in troubled Indonesia. Also hindering performance were longer-maturity instruments in emerging countries and our investment in commercial paper from Polysindo, an Indonesian textile company. We continue to hold the investment in Polysindo, because while the political situation in Indonesia is currently grabbing headlines, we believe the actions of the International Monetary Fund-which works to stabilize currencies--to restructure the region will help the country in the long run. Indonesia's financial system and Polysindo should recover as the IMF program is implemented and the financial conditions improve.

OUTLOOK FOR THE MARKETS
Globally, we continue to be optimistic about prospects for continued low inflation and interest rates. As Europe gets ready for the European Monetary Union--which will bring most of the European Union to a single currency-fiscal discipline will become an integral part of the European governments. One positive note is that the European Central bank will be fashioned after the strong Bundesbank, the German central bank.

Japan seems to have reversed gears, and now appears to be slowing down despite numerous attempts at fiscal stimulation. The Southeast Asian crisis will bring recessions to most of the countries in that region. On the home front, despite tight labor and capacity conditions and equity markets' high price levels, the U.S. Federal Reserve seems willing to maintain a neutral monetary policy due to the benign inflation outlook around the world.

Some normalcy has returned to emerging markets, but the situation remains fluid. We would like to continue to take advantage of some high-yield opportunities in the emerging markets to add income to the portfolio.

As an investor in this Fund, please keep in mind that the Fund's returns will fluctuate with changes in bond market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Fund invests. These risks are intensified in emerging markets. For long term investors, however, we believe these risks are outweighed by the benefits of global investing--namely, higher return potential and lower overall portfolio risk through diversification than a pure U.S. portfolio could offer.

We appreciate your investment in the Strong International Bond Fund, and look forward to continuing to serve your investment needs.

Sincerely,

/s/ Shirish Malekar

Shirish T. Malekar
Portfolio Manager


[PHOTO OF SHIRISH T. MALEKAR]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 3-31-94 to 4-30-98
[GRAPH]

                                  Salomon Brothers
                 THE STRONG        Non U.S.-World             Lipper
               INTERNATIONAL   Government Bond Index   International Income
                 BOND FUND       (Currency Hedged)          Funds Index
    3-94           10,000              10,000                  10,000
   12-94           10,866              10,396                   9,837
   12-95           12,937              12,428                  11,700
   12-96           13,966              12,938                  12,783
   12-97           13,297              12,387                  12,997
    4-98           13,360              12,711                  13,392

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) and the Lipper International Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                       ========================================
                                                PORTFOLIO STATISTICS
                                       ========================================
                                                   As of 4-30-98

                                       30-DAY ANNUALIZED YIELD(2)     6.13%

                                        AVERAGE CREDIT QUALITY(3)     A

                                              AVERAGE MATURITY(4)     8.2 YEARS
                                       ========================================

* The Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. The Lipper International Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

2 From time to time, the Fund's advisor has waived its management fees resulting in higher returns and without these waivers the rankings may have been lower.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4 The Fund's average maturity includes the effect of futures.

======================================
THE STRONG SHORT-TERM GLOBAL BOND FUND
======================================


OUR POSITION IN HIGH-GRADE MAJOR MARKETS, I.E., GERMANY, THE U.K., AND ITALY, PERFORMED WELL AS INTEREST RATES IN THESE AND OTHER MAJOR COUNTRIES CAME DOWN.

The Strong Short-Term Global Bond Fund seeks total return by investing for a high level of income with a low degree of share-price fluctuation. The Fund invests primarily in investment grade debt obligations of U.S. and foreign issuers. Normally, the Fund will maintain an average maturity of three years or less.

=========================================
             COUNTRY EXPOSURE
=========================================
              As of 4-30-98

    COUNTRY            % OF EXPOSURE*
-----------------------------------------
    Argentina                   10.6%
    .................................
    Brazil                       7.2%
    .................................
    Russia                       5.9%
    .................................
    Indonesia                    3.8%
    .................................
    Denmark                      2.7%
    .................................

  Please see the Schedule of Investments
  in Securities for a complete listing
  of the Fund's portfolio.

* Exposure is calculated based on the sum
  of total market value of securities and
  market value of futures.
=========================================

The Fund's total return for the six-month period ended April 30, 1998 was 3.21%
(1), just ahead of its benchmark, the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged), which returned 3.20%, and ahead of the Lipper Short World Multi-Market Income Average, which returned 1.85% over the same period. Since its inception on March 31, 1994, the Fund's average annual total return was 8.36%--considerably ahead of both the Salomon Brothers benchmark and Lipper Short World Multi-Market Income Average, which were up 6.88% and 4.28% respectively, for the same period.

PERFORMANCE ANALYSIS--WINNERS AND LOSERS
The Fund's performance was achieved by a slightly longer-than-average maturity relative to our benchmark and careful country allocations. Our position in high-grade major markets, i.e., Germany, the U.K., and Italy, performed well as interest rates in these and other major countries came down. An emphasis and deemphasis on major countries--overweight in North America and Europe, and minimal exposure to Japan--also helped. We also benefited from short-maturity instruments in emerging countries such as Argentina, Brazil, and Russia.

===============================================================================
                        AVERAGE ANNUAL TOTAL RETURNS(1)
===============================================================================
                                 As of 4-30-98

                                     LIPPER SHORT     SALOMON BROTHERS 1-3 YEAR
               STRONG SHORT-TERM  WORLD MULTI-MARKET    WORLD GOVERNMENT BOND
TIME PERIOD    GLOBAL BOND FUND     INCOME AVERAGE*    INDEX (CURRENCY HEDGED)*
-------------------------------------------------------------------------------
1-YEAR               6.03%               4.99%                  6.91%
 ...............................................................................
3-YEAR               8.80%               6.23%                  7.51%
 ...............................................................................
SINCE INCEPTION
(on 3-31-94)         8.36%               4.28%                  6.88%
 ...............................................................................

Please note that the Lipper index contains "pure" emerging markets funds as well as international bond funds, and includes both hedged and unhedged funds.
===============================================================================

Although the past six months have seen modest declines in interest rates and a fairly stable interest rate environment around the world, in the same period many markets experienced some volatility due to the uncertainties in Southeast Asia. The currencies and bonds of Southeast Asian issuers came under pressure as the economic prospects for these countries became gloomy. The Fund was, however, fully hedged against the Southeast Asian currency risks. Currency devaluations therefore did not have a direct impact on the Fund. We have a small (3.8%) exposure to Southeast Asia in the portfolio. The sell-off in these markets also presented us with some buying opportunities. We therefore added a small position in Korea (2.0%).

Although our exposure to Southeast Asia is small, we feel that this discussion is important. The region has demanded significant attention in the marketplace, in global political decisions, and obviously in the newspapers and on the evening news programs. Although the political situation in Indonesia is currently grabbing headlines, we believe the actions of the Inter-national Monetary Fund--which works to stabilize currencies--to restructure the region will help the countries and the companies in it over the long run.

OUTLOOK FOR THE MARKETS
Globally, we continue to be optimistic about prospects for continued low inflation and interest rates. As Europe gets ready for the European Monetary Union--which will bring most of the European Union to a single currency--fiscal discipline will become an integral part of more European governments. One positive note is that the European Central bank will be fashioned after the strong Bundesbank, the German central bank.

Japan seems to have reversed gears, slowing down despite numerous attempts at fiscal stimulation. The Southeast Asian crisis will likely bring recessions to most of the countries in the region. On the home front, despite tight labor and capacity conditions and the equity markets' high price levels, the U.S. Federal Reserve seems willing to maintain a neutral monetary policy due to the benign inflation outlook around the world.

Some normalcy has returned to emerging markets, but the situation remains fluid. We would like to continue to take advantage of some high-yield opportunities in the emerging markets to add income to the portfolio.

As an investor in this Fund, please keep in mind that the Fund's returns will fluctuate with changes in bond market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Fund invests. These risks are intensified in emerging markets. For long term investors, however, we believe these risks are outweighed by the benefits of global investing--namely, higher return potential and lower overall portfolio risk through diversification than a pure U.S. portfolio could offer.

We appreciate your investment in the Strong Short- Term Global Bond Fund, and look forward to continuing to serve your investment needs.

Sincerely,


/s/ Shirish Malekar
Shirish T. Malekar
Portfolio Manager


[PHOTO OF SHIRISH T. MALEKAR]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 3-31-94 to 4-30-98
[GRAPH]

                THE STRONG         Salomon Brothers          Lipper
                SHORT-TERM          1-3 Year World         Short World
                GLOBAL BOND     Government Bond Index      Multi-Market
                    FUND          (Currency Hedged)       Income Average
       3-94        10,000              10,000                 10,000
      12-94        10,513              10,153                  9,721
      12-95        11,612              11,286                 10,467
      12-96        12,775              12,088                 11,292
      12-97        13,629              12,856                 11,669
       4-98        13,882              13,123                 11,865

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) and the Lipper Short World Multi-Market Income Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                       ========================================
                                              PORTFOLIO STATISTICS
                                       ========================================
                                                   As of 4-30-98

                                       30-DAY ANNUALIZED YIELD(2)     6.77%

                                        AVERAGE CREDIT QUALITY(3)     A

                                              AVERAGE MATURITY(4)     2.2 YEARS
                                       ========================================

* The Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of short-term, global fixed income government securities. Rolling one-month-forward exchange contracts are used as the hedging instrument. The Lipper Short World Multi-Market Income Average represents funds that invest in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keeps a dollar-weighted average maturity of less than five years. Source of the Salomon index data is Salomon Brothers. Source of the Lipper data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

2 As of April 30, 1998, the Advisor was temporarily waiving fees of 0.05%.
  Otherwise, the Fund's yield would have been 6.72% and the total return would have been lower. Yields are historical, do not represent future yields, and will vary.

3 For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4 The Fund's average maturity includes the effect of futures.

SCHEDULES OF INVESTMENTS IN SECURITIES               APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                           STRONG ASIA PACIFIC FUND
===============================================================================
                                                     Shares or
                                                     Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 74.7%
AUSTRALIA 11.6%
CI Technologies Group, Ltd. (Acquired 5/20/97;
  Cost $111,104) (d)                                    98,500      $  172,628
Cinema Plus, Ltd.                                      183,000         237,571
Cultus Petroleum NL (b)                                150,000         208,361
Foster's Brewing Group, Ltd.                            94,000         203,791
Freeport-McMoRan Copper & Gold, Inc. Class B            19,100         359,319
Hoyts Cinemas Group                                     97,000         157,407
Normandy Mining, Ltd.                                  400,308         444,326
Oil Search, Ltd.                                        65,000         142,607
Ramsay Health Care, Ltd.                                20,000          29,859
Simeon Wines, Ltd.                                     110,000         278,464
Sydney Aquarium, Ltd.                                  200,450         513,943
Western Mining Corporation, Ltd.                        73,000         258,718
                                                                    ----------
                                                                     3,006,994
BRAZIL 0.8%
Companhia de Electricidade do Estado do Rio
  de Janeiro (b)                                    284,000,000        211,106

CHINA 2.1%
C.H. China Investment, Ltd. (b)                        290,500          58,455
C.H. China Investment, Ltd. Warrants,
  Expire 7/01/99 (b)                                   237,500          10,791
China Southern Airlines Company, Ltd. ADR (b)            9,000         100,688
First Tractor Company, Ltd. H Shares                   270,000         150,716
Huaneng Power International, Inc. Sponsored ADR         10,000         220,000
                                                                    ----------
                                                                       540,650
HONG KONG 4.6%
CDL Hotels International, Ltd.                         516,399         158,292
Cheung Kong (Holdings), Ltd.                            45,000         299,109
Glorius Sun Enterprises                                419,000         102,208
Guoco Group, Ltd.                                       79,000         197,806
Hang Seng Bank, Ltd.                                     9,600          80,847
Peregrine Investment Holdings, Ltd.                    100,000               0
South China Morning Post (Holdings), Ltd.              184,000         110,429
Tianjin Development Holdings, Ltd. (Acquired
  12/05/97; Cost $172,360) (b) (d)                     200,000         228,446
                                                                    ----------
                                                                     1,177,137
INDIA 5.0%
Asian Hotels, Ltd.                                      30,000         127,967
Bajaj Auto, Ltd.                                         7,500         112,576
Corporation Bank (b)                                    40,000         145,225
Hindalco Industries, Ltd.                                7,000         133,157
The India Public Sector Fund, Ltd. (Acquired
  11/03/97; Cost $146,260) (d)                          14,200         143,846
Indian Hotels Company, Ltd.                                150           2,002
The Indian Smaller Companies Fund, Ltd. (b)             13,580          96,554
Larsen & Toubro, Ltd.                                   21,000         132,275
Marico Industries, Ltd.                                 17,000         134,171
Peregrine Indian Smaller Companies Fund (b)              2,000         109,000
Reliance Industries, Ltd.                                  300           1,446
Titan Industries, Ltd.                                  25,210          36,141
UTI-Mastergrowth 93 Fund (b)                           400,000         121,441
                                                                    ----------
                                                                     1,295,801
INDONESIA 2.7%
Astra International PT                               1,270,000         253,196
Gulf Indonesia Resources, Ltd. (b)                       7,000         107,625
London Sumatra Indonesia PT                            450,000         112,500
Siloam Gleneagles Health Care PT (Acquired
  3/12/97; Cost $206,715) (d)                          168,000          27,645
Telekomunikasi Indonesia PT (Persero)                  537,000         214,122
                                                                    ----------
                                                                       715,088
JAPAN 14.3%
Fidelity Japan OTC and Regional Markets
  Fund, Ltd. (b)                                        40,500         162,000
Fujikura, Ltd.                                          25,000         128,340
Fujitsu, Ltd.                                           26,000         302,371
General Sekiyu K.K.                                     14,000          59,541
Horipro, Inc.                                           26,000         170,463
Japan Associated Finance                                 5,000         165,977
Japan OTC Equity Fund, Inc. (b)                            300         120,000
Kirin Brewery Company, Ltd.                             19,000         165,186
Konami Company, Ltd.                                    12,000         264,659
Marubeni Corporation                                    17,000          38,645
Meitec                                                   8,000         261,949
Mikasa Coca-Cola Bottling Warrants,
  Expire 1/05/00 (b)                                     1,500          47,984
Mitsui Fudosan                                          12,000         109,115
Mizuno Corporation                                      25,000          84,870
Nippon Broadcasting System                               4,000         183,064
Nippon Shinpan Company                                 160,000         233,647
Nippon Telegraph & Telephone Corporation                   150         130,975
Nomura International PLC Warrants,
  Expire 4/26/02 (b)                                       400          20,000
Nomura Securities Company, Ltd.                         24,000         291,758
Oriental Land Company, Ltd.                              3,000         133,459
Orix Corporation                                         2,100         144,637
Sanwa Electric Warrants, Expire 1/19/01 (b)                500          33,655
Shochiku Warrants, Expire 12/29/99 (b)                     525          39,375
Sony Corporation                                         4,200         348,077
Toho Company                                               500          52,277
                                                                    ----------
                                                                     3,692,024
KAZAKHSTAN 0.2%
Kazakhstan Investment Fund, Ltd. (b)                    19,000          57,950

LEBANON 0.8%
Solidere GDR                                            13,500         202,838

MALAYSIA 5.3%
Camerlin Group BHD                                     167,000         170,362
Highlands & Lowlands BHD                                99,000         111,093
Kentucky Fried Chicken BHD                             156,000         247,087
Kumpulan Guthrie BHD                                   200,000         168,591
Malaysia International Shipping BHD (Fgn Reg)          100,000         174,497
Oriental Holdings BHD                                  115,000         240,805
Resorts World BHD                                       57,000         110,174
Sime Darby BHD                                         170,000         150,604
                                                                    ----------
                                                                     1,373,213
NEW ZEALAND 6.5%
Air New Zealand, Ltd. Class B                          195,000         275,029
CDL Hotels New Zealand, Ltd.                           747,000         111,555
Evergreen Forests, Ltd. (b)                            658,100         152,878
Guinness Peat Group PLC                                828,117         448,871
Kiwi Income Property Trust                             154,000          89,436
Restaurant Brands New Zealand, Ltd.                    270,000         195,631
Shortland Properties, Ltd.                             381,500         165,641
Telecom Corporation of New Zealand, Ltd. (b)            91,000         243,104
                                                                    ----------
                                                                     1,682,145
PHILIPPINES 3.5%
Alaska Milk Corporation (b)                          4,321,000         198,024
Cosmos Bottling Corporation                          1,604,000         207,741
Empire East Land Holdings, Inc. (b)                  1,199,600          18,524
La Tondena Distillers, Inc.                            373,000         287,995
SM Prime Holdings, Inc.                              1,120,000         200,847
                                                                    ----------
                                                                       913,131
SINGAPORE 6.9%
Fraser & Neave, Ltd.                                    60,000         269,194
Hong Leong Finance, Ltd. (Fgn Reg)                      75,000         113,744

-------------------------------------------------------------------------------
===============================================================================
                     STRONG ASIA PACIFIC FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Jurong Shipyards, Ltd.                                  37,000     $   184,708
Keppel Corporation, Ltd.                                85,500         230,161
Keppel Land, Ltd.                                       98,000         116,424
Oversea-Chinese Banking Corporation, Ltd. (Fgn Reg)     39,000         205,782
Overseas Union Bank, Ltd. (Fgn Reg)                     30,000         113,744
Sembawang Corporation, Ltd.                             92,000         183,709
United Overseas Bank, Ltd. (Fgn Reg) (b)                39,000         184,834
United Overseas Land, Ltd. (b)                         258,000         192,379
                                                                   -----------
                                                                     1,794,679
SOUTH KOREA 1.6%
S1 Corporation                                           2,000         284,644
Samsung Display Devices Company, Ltd.                    2,300         114,569
Samsung Display Devices Company, Ltd. Rights,
  Expire 5/13/98 (b)                                       332               0
                                                                   -----------
                                                                       399,213
SRI LANKA 0.8%
National Development Bank, Ltd. (b)                     36,000         133,692
Sri Lanka Growth Fund (b)                               15,000          75,000
                                                                   -----------
                                                                       208,692
TAIWAN 1.5%
Jardine Fleming Fund                                   320,000         129,572
Kwang Hua Fortune Fund                                 279,000         139,627
U-Ming Marine Transport Corporation                    213,000         107,243
                                                                   -----------
                                                                       376,442
THAILAND 3.4%
Advanced Info Service Public Company, Ltd.
  (Fgn Reg)                                             28,000         196,875
Dusit Thani PCL (Fgn Reg) (b)                           92,500         108,398
Industrial Finance Corporation of Thailand
  (Fgn Reg)                                            391,000         162,917
PTT Exploration and Production PCL (Fgn Reg)            11,200         119,000
Royal Garden Resort PCL                                434,000         155,404
Ruang Khao Fund Units                                  200,000          30,208
Ruang Khao Fund Units (Fgn Reg) (b)                    718,000         108,448
                                                                   -----------
                                                                       881,250
VIETNAM 1.2%
Beta Mekong Fund (b)                                    25,000         143,750
Beta Mekong Fund Warrants, Expire 10/31/09 (b)           5,000           2,750
Vietnam Frontier Fund (b)                               34,000         153,000
                                                                   -----------
                                                                       299,500
OTHER 1.9%
Apex Silver Mines, Ltd. (b)                             14,000         163,625
Morgan Stanley Emerging Markets Fund, Inc.              14,000         176,750
Southeast Asia Frontier Fund LP (b)                     25,000         162,500
                                                                   -----------
                                                                       502,875
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $23,852,212)                              19,330,728
------------------------------------------------------------------------------

CONVERTIBLE BONDS 4.0%
CHINA 0.6%
Shanghai Industrial Investment Treasury, Ltd.,
  1.00%, Due 2/24/03 (Acquired 2/18/98 - 3/16/98;
  Cost $153,700) (d)                                148,000 USD        152,995

HONG KONG 1.1%
New World Infrastructure, Ltd., 5.00%, Due 7/15/01
  (Acquired 2/10/98 - 2/11/98; Cost $302,694) (d)   285,000 USD        285,000

JAPAN 1.4%
STB Cayman Capital, Ltd., 0.50%, Due 10/01/07    60,000,000 JPY        375,800

SINGAPORE 0.9%
DBS Land, Ltd. Debentures, 2.00%,
  Due 12/31/01                                      252,000 USD        233,100
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $1,067,056)                            1,046,895
------------------------------------------------------------------------------

CORPORATE BONDS 1.9%
SOUTH KOREA
Republic of Korea Notes, 8.875%,
  Due 4/15/08                                    500,000 USD           491,734
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $493,235)                                  491,734
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 12.9%
COMMERCIAL PAPER 0.9%
DISCOUNTED 0.3%
INDONESIA
Polysindo EKA Perkasa PT Notes, Zero %,
  Due 4/09/98 (b) (e)                         1,000,000,000 IDR         70,886

INTEREST BEARING, DUE UPON DEMAND 0.6%
UNITED STATES
United States Cayman Eurodollar
  Call Deposit, 4.50%                               $  163,000         163,000

TIME DEPOSITS 12.0%
UNITED STATES
Deutsche Bank, 5.5625%, Due 5/01/98                  1,400,000       1,400,000
Republic National Bank, 5.375%, Due 5/01/98            400,000         400,000
Wachovia Grand Cayman, 5.40%, Due 5/01/98            1,300,000       1,300,000
                                                                   -----------
Total Time Deposits                                                  3,100,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,591,583)                       3,333,886
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $29,004,086) 93.5%            24,203,243
Other Assets and Liabilities, Net 6.5%                               1,677,810
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $25,881,053
==============================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
----------------------------------------------------------------------------
                       Settlement             Value             Unrealized
                          Date               in USD            Appreciation
----------------------------------------------------------------------------
Sold:
(168,000,000) JPY       7/14/98           ($1,278,344)            $35,593


===============================================================================
                        STRONG INTERNATIONAL STOCK FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 88.4%
ARGENTINA 0.2%
Banco Rio de la Plata SA ADR (b)                        22,000      $  302,500

AUSTRALIA 5.1%
Cinema Plus, Ltd.                                      300,000         389,460
Freeport-McMoRan Copper & Gold, Inc. Class B            68,000       1,279,250
Hoyts Cinemas Group                                    285,000         462,484
Normandy Mining, Ltd.                                1,352,543       1,501,270
Simeon Wines, Ltd.                                     428,102       1,083,736
Sydney Aquarium, Ltd.                                  637,100       1,633,489
Western Mining Corporation, Ltd.                       213,000         754,890
                                                                    ----------
                                                                     7,104,579

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                  STRONG INTERNATIONAL STOCK FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
BRAZIL 0.7%
Companhia de Electricidade do Estado do Rio de
  Janeiro (b)                                      609,535,000     $   453,087
Telecommunicacoes Brasileiras SA Sponsored
  ADR (b)                                                4,100         499,431
                                                                   -----------
                                                                       952,518
CANADA 0.6%
Imax Corporation                                        30,000         817,500

CHILE 1.3%
Distribucion y Servicio SA ADR (b)                      29,100         512,888
Quimica y Minera Chile SA Sponsored ADR                 14,700         638,531
Quinenco SA ADR (b)                                     50,500         520,781
Santa Isabel SA Sponsored ADR                           11,050         182,325
                                                                   -----------
                                                                     1,854,525
CHINA 0.3%
First Tractor Company, Ltd. H Shares                   700,000         390,746

CZECH REPUBLIC 0.6%
Restitucni Investment Fund                              26,000         800,292

EGYPT 0.7%
Al-Ahram Beverages Company S.A.E. GDR                   28,200         895,350
Nile for Matches                                            25             132
Suez Cement                                                600          12,520
                                                                   -----------
                                                                       908,002
FRANCE 8.2%
Accor SA                                                 3,000         816,981
Axa-UAP (b)                                              8,200         961,901
Cap Gemini SA                                            6,000         778,599
CIPE France SA (b)                                      23,000         808,258
EDAP TMS SA ADR (b)                                     15,750          87,609
Genset SA Sponsored ADR (b)                             42,500       1,280,313
Groupe Danone                                            6,600       1,557,199
SEFIMEG (Societe Francaise d'Investissements
  Immobiliers et de Gestion)                            15,000       1,205,284
Societe du Louvre - Registered Shares                   15,000       1,121,542
Societe Generale                                         5,400       1,123,336
Thomson CSF                                             18,000         711,805
Transgene SA ADR                                        48,500         873,000
                                                                   -----------
                                                                    11,325,827
GERMANY 3.8%
BASF AG                                                 34,000       1,513,426
Continental AG                                          10,000         284,122
Deutsche Bank AG                                        18,700       1,438,702
Eurobike AG                                             49,000       1,173,816
Hannover Rueckversicherungs AG                           6,400         812,925
                                                                   -----------
                                                                     5,222,991
GREECE 1.9%
Alpha Credit Bank AE                                    10,000       1,055,487
Hellenic Bottling Company SA                            11,200         417,152
Royal Olympic Cruise Lines, Inc. (b)                    67,000       1,231,125
                                                                   -----------
                                                                     2,703,764
HONG KONG 0.7%
CDL Hotels International, Ltd.                         987,935         302,832
Cheung Kong (Holdings), Ltd.                            85,000         564,985
Glorius Sun Enterprises                                601,000         146,604
Peregrine Investment Holdings, Ltd.                    600,000               0
                                                                   -----------
                                                                     1,014,421
INDIA 2.8%
Asian Hotels, Ltd.                                         650           2,773
Bajaj Auto, Ltd.                                        36,000         540,363
India Public Sector Fund, Ltd. (Acquired 11/03/97;
  Cost $898,160) (d)                                    87,200         883,336
Indian Hotels Company, Ltd.                              3,250          43,378
The Indian Smaller Companies Fund, Ltd. (b)             53,194         378,209
Larsen & Toubro, Ltd.                                  107,000         673,973
Marico Industries, Ltd.                                 65,000         513,007
Peregrine Indian Smaller Companies Fund (b)              7,100         386,950
Titan Industries, Ltd.                                     100             143
UTI-Mastergrowth 93 Fund (b)                         1,650,000         500,945
                                                                   -----------
                                                                     3,923,077
INDONESIA 0.4%
Siloam Gleneagles Health Care PT (Acquired 3/12/97;
  Cost $1,004,045) (d)                                 816,000         134,278
Telekomunikasi Indonesia PT (Persero)                1,000,000         398,734
                                                                   -----------
                                                                       533,012
IRELAND 0.5%
Connemara Green Marble Quarries PLC (Acquired
  11/21/96 - 6/20/97; Cost $635,000) (b) (d) (f)        50,800         635,000
Connemara Green Marble Quarries PLC Warrants,
  Expire 9/30/02 (b)                                     8,000               0
                                                                   -----------
                                                                       635,000
ITALY 1.8%
Assicurazioni Generali                                  15,000         449,103
CSP International Industria Calze Spa                   30,000         407,556
Filatura del Brembo Spa                                 47,500         640,231
Ittierre Holding Spa                                   130,000         512,884
Zucchini Spa                                            60,000         545,147
                                                                   -----------
                                                                     2,554,921
JAPAN 10.8%
Fidelity Japan OTC and Regional Markets
  Fund, Ltd. (b)                                       175,000         700,000
Fontaine Company, Ltd.                                  19,000         269,590
Fujikura, Ltd.                                         135,000         693,037
Fujitsu, Ltd.                                          112,000       1,302,522
Horipro, Inc.                                           89,000         583,508
Japan Associated Finance                                22,000         730,297
Japan OTC Equity Fund, Inc. (b)                          1,800         720,000
Kirin Brewery Company, Ltd.                            103,000         895,484
Konami Company, Ltd.                                    43,800         966,007
Meitec                                                  22,000         720,361
Mizuno Corporation                                     100,000         339,481
Nippon Broadcasting System                              20,000         915,318
Nippon Shinpan Company                                 690,000       1,007,603
Nippon Telegraph & Telephone Corporation                   900         785,849
Nomura Securities Company, Ltd.                        113,000       1,373,692
Oriental Land Company, Ltd.                             13,500         600,565
Orix Corporation                                        10,000         688,747
Sanwa Electric Warrants, Expire 1/19/01 (b)                600          40,387
Sony Corporation                                        21,000       1,740,384
                                                                   -----------
                                                                    15,072,832
KAZAKHSTAN 0.7%
Firebird Republics Fund (Acquired 8/29/97;
  Cost $771,186) (b) (d)                                 4,055         682,525
Kazakhstan Investment Fund, Ltd. (b)                   113,000         344,650
                                                                   -----------
                                                                     1,027,175
LEBANON 0.5%
Solidere GDR                                            50,000         751,250

MALAYSIA 1.4%
Kentucky Fried Chicken BHD                             410,000         649,396
Kumpulan Guthrie BHD                                   401,000         338,024
Malaysia International Shipping BHD (Fgn Reg)          236,000         411,812
Oriental Holdings BHD                                  240,000         502,550
                                                                   -----------
                                                                     1,901,782
MALI 0.2%
Randgold Resources, Ltd. GDR (Acquired 6/26/97;
  Cost $907,500) (b) (d)                                55,000         343,750

-------------------------------------------------------------------------------
===============================================================================
                  STRONG INTERNATIONAL STOCK FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
MEXICO 0.5%
Grupo Financiero Banamex Accival SA de CV (b)          205,000    $    634,207

NAMIBIA 0.4%
Namibian Minerals Corporation (b)                      174,000         609,000

NETHERLANDS 4.1%
Hunter Douglas NV                                       24,000       1,169,486
ING Groep NV (b)                                        25,750       1,672,591
Koninklijke Bols Wessanen NV                            86,000       1,357,178
Royal Dutch Petroleum Company                           13,000         717,077
Vendex International NV                                 12,000         769,368
                                                                  ------------
                                                                     5,685,700
NEW ZEALAND 3.2%
Air New Zealand, Ltd. Class B                          535,000         754,567
CDL Hotels New Zealand, Ltd.                         1,106,400         165,226
Evergreen Forests, Ltd. (b)                            995,200         231,187
Guinness Peat Group PLC                              2,436,402       1,320,622
Restaurant Brands New Zealand, Ltd.                    700,000         507,193
Shortland Properties, Ltd.                           1,297,900         563,527
Telecom Corporation of New Zealand, Ltd. (b)           338,000         902,958
                                                                  ------------
                                                                     4,445,280
NORWAY 2.1%
Christiania Bank Og Kreditkasse                        158,000         726,091
Fred Olsen Energy ASA                                   46,700         807,136
Tandberg ASA (b)                                        59,000       1,343,820
                                                                  ------------
                                                                     2,877,047
PERU 0.3%
Telefonica del Peru SA Sponsored ADR (b)                20,000         442,500

PHILIPPINES 0.9%
Cosmos Bottling Corporation                          5,723,000         741,210
SM Prime Holdings, Inc.                              3,060,000         548,743
                                                                  ------------
                                                                     1,289,953
PORTUGAL 2.2%
Banco Pinto & Sotto Mayor SA                            43,000       1,082,011
Engil-SGPS                                              67,000         777,418
Sonae Investimentos-Sociedade Gestora de
  Participacoes Sociais SA (b)                          21,000       1,129,321
                                                                  ------------
                                                                     2,988,750
ROMANIA 1.2%
The Romanian Investment Fund, Ltd. (Acquired
  5/08/97; Cost $1,900,000) (b) (d)                      1,900       1,662,500

RUSSIA 0.7%
Morgan Stanley Russia & New Europe Fund, Inc.           44,000       1,001,000

SINGAPORE 3.4%
Fraser & Neave, Ltd.                                   152,000         681,959
Jurong Shipyards, Ltd.                                 138,000         688,910
Keppel Corporation, Ltd.                               270,000         726,825
Keppel Land, Ltd.                                      488,000         579,741
Oversea-Chinese Banking Corporation, Ltd.
  (Fgn Reg)                                            107,000         564,581
Overseas Union Bank, Ltd. (Fgn Reg)                    116,000         439,810
United Overseas Bank, Ltd. (b) (Fgn Reg)               120,000         568,720
United Overseas Land, Ltd. (b)                         704,000         524,942
                                                                  ------------
                                                                     4,775,488
SOUTH AFRICA 1.2%
Baring Simba Fund (b)                                   33,000         301,125
Baring Simba Fund Warrants, Expire 9/30/00 (b)          77,000          67,375
Compagnie Financiere Richemont AG Depositary
  Receipts                                              90,000       1,236,342
                                                                  ------------
                                                                     1,604,842
SOUTH KOREA 1.0%
S1 Corporation                                           5,000         711,610
Samsung Display Devices Company, Ltd.                   12,500         622,659
Samsung Display Devices Company, Ltd. Rights,
  Expire 5/13/98 (b)                                     1,809               0
                                                                  ------------
                                                                     1,334,269
SPAIN 0.2%
Sol Melia SA                                             5,000         237,736

SWEDEN 2.6%
Autoliv, Inc.                                           42,000       1,273,729
Skandia Forsakrings AB                                  12,000         834,699
Volvo AB 'B Shares'                                     50,000       1,458,272
                                                                  ------------
                                                                     3,566,700
SWITZERLAND 2.6%
Adecco SA                                                1,500         654,782
Lindt & Spruengli AG                                       650       1,420,860
SMH (Suisse Microelectronique et d'Horlogerie)           2,325       1,516,944
                                                                  ------------
                                                                     3,592,586
THAILAND 1.1%
Advanced Info Service Public Company, Ltd.
  (Fgn Reg)                                             70,000         492,188
Industrial Finance Corporation of Thailand
  (Fgn Reg)                                            946,900         394,542
Ruang Khao Fund Units                                  936,000         141,375
Ruang Khao Fund Units (Fgn Reg) (b)                  3,620,100         546,786
                                                                  ------------
                                                                     1,574,891
UKRAINE 0.8%
Ukrainian Opportunity Fund (Acquired 3/21/97;
  Cost $1,200,000) (b) (d)                             118,800       1,128,600

UNITED KINGDOM 15.5%
Barclays PLC                                            28,600         825,113
Billiton PLC                                           518,000       1,482,746
Bluebird Toys PLC                                      605,000       1,112,383
British Airways PLC                                    144,000       1,513,978
Courtaulds PLC                                         159,000       1,170,126
Diageo PLC                                              86,264       1,026,404
Dr. Solomon's Group PLC Sponsored ADR (b)               32,000         952,000
Eidos PLC (b)                                           49,000         753,512
Games Workshop Group PLC                               100,000       1,353,915
General Electric Company PLC                           155,000       1,274,038
Great Universal Stores PLC                              55,000         839,344
Lonrho PLC                                             105,000         762,141
Low & Bonar PLC                                         75,000         418,711
LucasVarity PLC                                        354,000       1,585,785
Next PLC                                               116,000         963,653
NFC PLC                                                511,000       1,528,904
Rolls-Royce PLC                                        263,000       1,244,081
Schroders PLC                                           20,000         966,796
United News & Media PLC                                129,000       1,746,550
                                                                  ------------
                                                                    21,520,180
VIETNAM 0.3%
Vietnam Frontier Fund (b)                               84,000         378,000

OTHER 0.9%
Apex Silver Mines, Ltd. (b)                             80,000         935,000
The Regent Central Asia Investments (b)                 38,000         285,000
                                                                  ------------
                                                                     1,220,000
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $121,488,466)                            122,709,693
------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                  STRONG INTERNATIONAL STOCK FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
PREFERRED STOCKS 4.1%
BRAZIL 1.1%
Banco Estado de Sao Paulo SA                        11,000,000    $    755,138
Companhia Antartica Paulista - Industria Brasileira
  de Bebidas e Conexos                                  12,340         830,940
                                                                  ------------
                                                                     1,586,078
GERMANY 1.4%
Friedrich Grohe AG                                       3,700       1,164,624
Porsche AG Non-Voting                                      300         750,418
                                                                  ------------
                                                                     1,915,042
ITALY 1.6%
IFI Istituto Finanziario                                60,000       1,360,395
Telecom Italia Spa                                     175,000         922,305
                                                                  ------------
                                                                     2,282,700
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $4,724,314)                             5,783,820
------------------------------------------------------------------------------

CONVERTIBLE BONDS 1.5%
CHINA 0.4%
Shanghai Industrial Investment Treasury, Ltd.,
  1.00%, Due 2/24/03 (Acquired 2/18/98 - 3/20/98;
  Cost $530,050) (d)                                507,000 USD        524,111

HONG KONG 0.5%
New World Infrastructure, Ltd., 5.00%, Due 7/15/01
  (Acquired 2/10/98 - 2/11/98; Cost $732,838) (d)   690,000 USD        690,000

JAPAN 0.6%
STB Cayman Capital, Ltd., 0.50%, Due 10/01/07   135,000,000 JPY        845,550
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $2,221,487)                            2,059,661
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 3.0%
COMMERCIAL PAPER 0.2%
UNITED STATES
INTEREST BEARING, DUE UPON DEMAND
United States Cayman Eurodollar Call Deposit,
  4.50%                                             $  330,000         330,000

TIME DEPOSITS 2.8%
UNITED STATES
Deutsche Bank, 5.5625%, Due 5/01/98                  3,900,000       3,900,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,230,000)                       4,230,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $132,664,267) 97.0%          134,783,174
Other Assets and Liabilities, Net 3.0%                               4,116,075
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $138,899,249
==============================================================================


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
----------------------------------------------------------------------------
                       Settlement             Value             Unrealized
                          Date               in USD            Appreciation
----------------------------------------------------------------------------
Sold:
  (5,959,760) GBP        5/12/98          ($9,955,838)           $ 44,162
(938,000,000) JPY        7/14/98           (7,137,422)            198,727


===============================================================================
                      STRONG GLOBAL HIGH-YIELD BOND FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 35.1%
JAPAN 2.5%
SB Treasury Company LLC, 9.40%, Due 12/29/49
  (Rate Reset Effective 6/30/08) (Acquired 2/06/98,
  Cost $200,000) (d)                               200,000 USD      $  203,396

SOUTH KOREA 4.4%
Export-Import Bank Korea Notes, 7.10%,
  Due 3/15/07                                      200,000 USD         187,432
Korea Development Bank Bonds, 6.50%,
  Due 11/15/02                                     200,000 USD         180,973
                                                                    ----------
                                                                       368,405
UNITED STATES 28.2%
AP Holdings, Inc. Senior Discount Notes, Zero %,
  Due 3/15/08 (Rate Reset Effective 3/15/03)
  (Acquired 4/14/98; Cost $153,125) (d)               $250,000         152,500
Capstar Radio Broadcasting Partners, Inc. Senior
  Subordinated Notes, 9.25%, Due 7/01/07               150,000         157,125
Digital Equipment Corporation Debentures, 8.625%,
  Due 11/01/12                                         200,000         226,656
Flag, Ltd. Senior Notes, 8.25%, Due 1/30/08
  (Acquired 3/10/98; Cost $153,563) (d)                150,000         152,625
Fresenius Medical Capital Trust II Trust Preferred
  Securities, 7.875%, Due 2/01/08 (Acquired 2/13/98;
  Cost $210,000) (d)                                   210,000         208,425
Fuji JGB Investment LLC Preferred Bonds, Series A,
  9.87%, Due 12/31/49 (Rate Reset Effective 6/30/08)
  (Acquired 4/01/98; Cost $248,125) (d)                250,000         237,316
Graham Packaging Holdings Company/GPC Capital
  Corporation II Senior Discount Notes, Zero %,
  Due 1/15/09 (Rate Reset Effective 1/15/03)
  (Acquired 3/18/98; Cost $158,125) (d)                250,000         158,125
Hard Rock Hotel, Inc. Senior Subordinated Notes,
  9.25%, Due 4/01/05 (Acquired 3/17/98;
  Cost $250,000) (d)                                   250,000         252,500
Nextlink Communications, Inc. Senior Discounted
  Notes, 9.00%, Due 3/15/08 (Acquired 3/12/98;
  Cost $152,250) (d)                                   150,000         153,750
Optel, Inc. Senior Notes, Series B, 13.00%,
  Due 2/15/05                                          150,000         168,375
U.S. Air, Inc. Senior Notes, 9.625%, Due 2/01/01       300,000         314,628
Winstar Communications, Inc. Senior Subordinated
    Deferred Interest Notes, 11.00%, Due 3/15/08
    (Acquired 3/17/98; Cost $150,000) (d)              150,000         150,750
                                                                    ----------
                                                                     2,332,775
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $2,912,193)                              2,904,576
------------------------------------------------------------------------------

CONVERTIBLE BONDS 6.3%
RUSSIA 2.6%
Lukinter Finance BV, 1.00%, Due 11/03/03            250,000 USD        212,500

UNITED STATES 3.7%
Bell Atlantic Financial Services, Inc. Senior Notes,
  5.75%, Due 4/01/03 (Acquired 2/12/98;
  Cost $300,000) (d)                                  $300,000         312,750
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $512,525)                                525,250
------------------------------------------------------------------------------

GOVERNMENT & AGENCY ISSUES 52.7%
ARGENTINA 14.0%
Republic of Argentina Floating Rate Debentures,
  6.625%, Due 3/31/05                               712,500 USD        654,431

-------------------------------------------------------------------------------
===============================================================================
                STRONG GLOBAL HIGH-YIELD BOND FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Republic of Argentina Floating Rate Senior Notes,
  8.726%, Due 4/10/05                             500,000 USD       $  503,750
                                                                    ----------
                                                                     1,158,181
BRAZIL 16.9%
Government of Brazil Floating Rate Discount
  Bonds, 6.625%, Due 4/15/24                       500,000 USD        ,415,940
Republic of Brazil Bonds, 9.375%, Due 4/07/08      500,000 USD         493,750
Republic of Brazil IDU Variable Rate Debentures,
  Series A, 6.875%, Due 1/01/01                    210,000 USD         204,270
Republic of Brazil Variable Rate Debentures, 8.00%,
  Due 4/15/14                                      348,498 USD         284,897
                                                                    ----------
                                                                     1,398,857
MEXICO 5.1%
United Mexican States Secured Bonds, Series W-B,
  6.25%, Due 12/31/19                              500,000 USD         422,500

PANAMA 1.8%
Republic of Panama Bonds, 8.875%, Due 9/30/27      150,000 USD         150,000

RUSSIA 3.8%
Russia Principal Loans Floating Rate Debentures,
  6.7188%, Due 12/15/20                            500,000 USD         316,875

SOUTH KOREA 5.9%
Republic of Korea Notes, 8.875%, Due 4/15/08       500,000 USD         491,734

VENEZUELA 5.2%
Republic of Venezuela Floating Rate Debt Convertible
  Bonds, Series DL, 6.8125%, Due 12/18/07         476,190 USD          427,528
------------------------------------------------------------------------------
TOTAL GOVERNMENT & AGENCY ISSUES (COST $4,337,347)                   4,365,675
------------------------------------------------------------------------------

PREFERRED STOCKS 3.8%
UNITED STATES
Primedia, Inc. 8.625% Series G Exchangeable
  (Acquired 3/10/98; Cost $146,250) (d)                  1,500         148,875
Time Warner, Inc. 10.25% Series K Exchangeable             150         169,125
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $313,313)                                 318,000
------------------------------------------------------------------------------

COMMON STOCKS 0.1%
UNITED STATES
Optel, Inc. Non-Voting (Acquired 3/18/98;
  Cost $6,750) (d)                                         150           6,000
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $6,750)                                        6,000
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.1%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call Deposit, 4.50%    $ 1,000           1,000

GOVERNMENT & AGENCY ISSUES 0.1%
UNITED STATES
United States Treasury Bills, Due 8/20/98               10,000           9,848
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $10,845)                             10,848
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $8,092,973) 98.1%              8,130,349
Other Assets and Liabilities, Net 1.9%                                 155,170
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $8,285,519
==============================================================================



===============================================================================
                        STRONG INTERNATIONAL BOND FUND
===============================================================================
                                                      Shares or
                                                      Principal       Value
                                                       Amount       (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 12.0%
CANADA 3.3%
Shaw Communications, Inc. Debentures, 8.54%,
  Due 9/30/27                                         1,000,000 CAD $  702,104

DENMARK 4.8%
Nykredit Bonds, 8.00%, Due 10/01/29                   7,000,000 DKK  1,041,816

MEXICO 2.4%
Imexsa Export Trust Senior Structured Pass-Thru
  Certificates, Series 1996-1, 10.125%, Due 5/31/03
  (Acquired 5/22/96; Cost $500,000) (d)                 500,000 USD    520,000

NEW ZEALAND 1.3%
International Bank for Reconstruction &
  Development Senior Notes, Zero %, Due 8/20/07       1,000,000 NZD    284,238

UNITED STATES 0.2%
Bank of Boston Corporation Subordinated Floating
  Rate Notes, 5.8125%, Due 2/28/01                       50,000 USD     49,859
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $2,545,414)                              2,598,017
------------------------------------------------------------------------------

CONVERTIBLE BONDS 4.2%
HONG KONG
Guangdong Investment, Ltd., 3.25%, Due 4/07/03
  (Acquired 3/25/98; Cost $1,000,000) (d)             1,000,000 USD    907,500
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $1,000,000)                              907,500
------------------------------------------------------------------------------

GOVERNMENT & AGENCY ISSUES 36.1%
ARGENTINA 6.9%
Republic of Argentina BOCON Previsional 4
  Floating Rate Notes, 5.6875%, Due 9/01/02             750,000 USD    924,375
Republic of Argentina Bote 10 Floating Rate Notes,
  5.6875%, Due 4/01/00                                   68,500 USD     78,549
Republic of Argentina Floating Rate Senior Notes,
  8.726%, Due 4/10/05                                   500,000 USD    503,750
                                                                    ----------
                                                                     1,506,674
AUSTRALIA 1.8%
Australian Government Bonds, 8.75%, Due 8/15/08         500,000 AUD    395,399

DENMARK 4.7%
Kingdom of Denmark Notes:
  7.00%, Due 11/15/07                                 4,250,000 DKK    701,060
  9.00%, Due 11/15/00                                 2,000,000 DKK    321,761
                                                                    ----------
                                                                     1,022,821
FINLAND 3.0%
Government of Finland Bonds, 10.00%,
  Due 9/15/01                                         3,000,000 FIM    642,695

FRANCE 5.3%
Government of France Debentures, 8.50%,
  Due 11/25/02                                        6,000,000 FRF  1,150,652

GERMANY 6.5%
Republic of Germany Debentures, Series 94,
  7.50%, Due 11/11/04                                 2,200,000 DEM  1,400,279

GREECE 5.6%
Republic of Hellenic Bonds, 8.80%, Due 6/19/07      360,000,000 GRD  1,204,469

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                  STRONG INTERNATIONAL BOND FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal       Value
                                                       Amount       (Note 2)
-------------------------------------------------------------------------------
SOUTH KOREA 2.3%
Republic of Korea Notes, 8.875%, Due 4/15/08           500,000 USD $   491,734
------------------------------------------------------------------------------
TOTAL GOVERNMENT & AGENCY ISSUES (COST $8,353,090)                   7,814,723
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 17.0%
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1992-4,
  Class A-5, Interest Only, 0.625%, Due 10/25/22   $22,541,615         232,404
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%, Due
  3/25/08 (Acquired 10/23/96; Cost $435,265) (d)       441,788         444,275
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.4985%, Due 1/25/22         357,775         364,931
  Series 1991-3, Class A1, 7.3430%, Due 2/20/21        727,930         739,759
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.75%,
  Due 8/17/23                                           79,000          78,260
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1992-16, Class B-3, 10.5405%, Due 5/25/24     500,016         507,831
  Series 1995-1, Class B-5, 6.8330%, Due 10/25/28      677,684         688,697
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securites, Series
  1991-1, 7.4004%, Due 3/25/20                         603,701         612,756
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES
  (COST $3,542,139)                                                  3,668,913
------------------------------------------------------------------------------

PREFERRED STOCKS 2.8%
First International Funding Company 3.50%
  (Acquired 9/10/96; Cost $601,358) (d)                      6         598,500
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $601,358)                                 598,500
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 23.9%
COMMERCIAL PAPER 1.3%
DISCOUNTED
INDONESIA
Polysindo EKA Perkasa PT, Due 3/18/98 (b) (e)    4,000,000,000 IDR     283,544

INTEREST BEARING, DUE UPON DEMAND 0.0%
UNITED STATES
United States Cayman Eurodollar Call Deposit,
  4.50%                                                 $1,000           1,000
                                                                   -----------
Total Commercial Paper                                                 284,544

CORPORATE BONDS 7.1%
INDONESIA
Polysindo EKA Perkasa PT Notes, 19.00%, Due 4/26/99
  (Linked to cross currency interest rate swap to
  yield LIBOR + 3.90%) (b) (e)                   5,000,000,000 IDR   1,544,481

GOVERNMENT & AGENCY ISSUES 15.5%
PHILIPPINES 4.8%
Philippine T-Bill Linked Hedged Promissory Notes,
  Zero %, Due 8/14/98 (Acquired 8/07/97;
  Cost $1,000,000) (d)                               1,000,000 USD   1,036,250

RUSSIA 9.2%
U.S. Dollar Hedged GKO Pass-Thru Certificates,
  Zero %, Due 6/24/98                                1,000,000 USD     989,580
U.S. Dollar Hedged Ukranian T-Bills, Zero %,
  Due 5/15/98                                        1,000,000 USD     993,100
                                                                   -----------
                                                                     1,982,680
UNITED STATES 1.5%
United States Treasury Bills, Due 8/20/98 (c)         $330,000         324,994
                                                                   -----------
Total Government & Agency Issues                                     3,343,924
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,719,557)                       5,172,949
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $22,761,558) 96.0%            20,760,602
Other Assets and Liabilities, Net 4.0%                                 868,090
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $21,628,692
==============================================================================


FUTURES
-------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Purchased:
13 Ten-Year French Government Bonds     6/98       $1,114,477        ($ 4,644)
 9 Ten-Year German Government Bonds     6/98        1,338,716          (3,636)
24 Ten-Year Italian Government Bonds    6/98        3,209,494           8,398
 5 Ten-Year Japanese Government Bonds   6/98        4,970,481          73,791
14 Ten-Year United Kingdom Government
   Bonds                                6/98        1,271,347          21,945

Sold:
 5 Ten-Year Australian Government Bonds 6/98         (475,238)          6,156
 3 Ten-Year U.S. Treasury Notes         6/98         (336,938)         (1,477)
 5 Thirty-Year U.S. Treasury Bonds      6/98         (601,094)          5,547


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
----------------------------------------------------------------------------
                       Settlement             Value             Unrealized
                          Date               in USD            Appreciation
----------------------------------------------------------------------------
Purchased:
      1,152,000 CAD      8/12/98           $   806,925           $ 11,894
     19,502,000 DEM      5/11/98            10,870,880             66,988
  2,321,200,000 ITL      8/12/98             1,312,889             19,619
    925,500,000 JPY      5/11/98             6,977,007           (744,566)

Sold:
    (1,080,000) AUD      8/12/98              (702,559)            40,481
      (943,632) CAD      6/17/98              (660,224)            12,607
    (3,700,000) DKK      5/11/98              (540,680)            27,851
    (7,100,000) DKK     10/05/98            (1,044,639)           (30,788)
    (6,750,000) FRF      5/11/98            (1,122,213)            57,857
      (640,000) GBP     10/23/98            (1,061,299)             1,581
  (399,000,000) GRD      5/26/98            (1,264,539)            12,670
(4,000,000,000) IDR      5/18/98              (496,709)            17,099
(5,000,000,000) IDR      4/26/99            (2,059,308)                 0
  (120,050,000) JPY      5/11/98              (905,013)            94,987

-------------------------------------------------------------------------------
===============================================================================
                      STRONG SHORT-TERM GLOBAL BOND FUND
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 13.2%
BRAZIL 5.0%
Banco de Boston SA Floating Rate Eurodollar
  Notes, 9.4425%, Due 1/16/02                        3,690,000 USD $ 3,736,125
Sharp Do Brasil SA Notes, 9.625%, Due 10/30/05
  (Acquired 10/20/97; Cost $998,080) (d)             1,000,000 USD     957,500
                                                                   -----------
                                                                     4,693,625
DENMARK 2.2%
Nykredit Bonds, 8.00%, Due 10/01/29                 14,000,000 DKK   2,083,632

JAPAN 1.3%
SB Treasury Company LLC, 9.40%, Due 12/29/49
  (Acquired 2/06/98; Cost $1,200,000) (d)            1,200,000 USD   1,220,375

MEXICO 0.6%
Imexsa Export Trust Senior Structured Pass-Thru
  Certificates, Series 1996-1, 10.125%, Due 5/31/03
  (Acquired 5/22/96; Cost $500,000) (d)                500,000 USD     520,000

NEW ZEALAND 0.3%
International Bank for Reconstruction &
  Development Senior Notes, Zero %,
  Due 8/20/07                                        1,000,000 NZD     284,238

SOUTH KOREA 1.0%
Export-Import Bank Korea Notes, 7.10%,
  Due 3/15/07                                        1,000,000 USD     937,162

UNITED STATES 2.8%
Atlas Air, Inc. Notes, Series 1998-1, Class C, 8.01%,
  Due 1/02/10 (Acquired 1/26/98;
  Cost $1,000,000) (d)                              $1,000,000       1,001,600
Atlas Air, Inc. Senior Notes, 10.75%, Due 8/01/05    1,000,000       1,080,000
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 5.8125%, Due 2/28/01            100,000          99,717
Viacom International, Inc. Notes, 8.75%,
  Due 5/15/01 (Rate Reset Effective 5/15/98)           450,000         457,952
                                                                   -----------
                                                                     2,639,269
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $12,435,836)                            12,378,300
------------------------------------------------------------------------------

CONVERTIBLE BONDS 3.0%
HONG KONG 0.7%
Guangdong Investment, Ltd., 3.25%, Due 4/07/03
  (Acquired 3/23/98; Cost $750,000) (d)                750,000 USD     680,625

RUSSIA 1.5%
Lukinter Finance BV, 1.00%, Due 11/03/03             1,600,000 USD   1,360,000

UNITED STATES 0.8%
Bell Atlantic Financial Services, Inc. Senior Notes,
  5.75%, Due 4/01/03 (Acquired 2/12/98;
  Cost $700,000) (d)                                  $700,000         729,750
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $2,818,000)                            2,770,375
------------------------------------------------------------------------------

GOVERNMENT & AGENCY ISSUES 40.0%
ARGENTINA 8.4%
Republic of Argentina BOCON Previsional 4
  Floating Rate Notes, 5.6875%, Due 9/01/02          4,500,000 USD   5,546,250
Republic of Argentina Bonds, 8.75%,
  Due 5/09/02                                        1,000,000 USD     980,500
Republic of Argentina Bote 10 Floating Rate
  Notes, 5.6875%, Due 4/01/00                          342,500 USD     392,745
Republic of Argentina Floating Rate Senior Notes,
  8.726%, Due 4/10/05                                1,000,000 USD   1,007,500
                                                                   -----------
                                                                     7,926,995
AUSTRALIA 1.7%
Australian Government Bonds, 8.75%,
  Due 8/15/08                                        1,970,000 AUD   1,557,873

BRAZIL 2.2%
Republic of Brazil IDU Variable Rate Debentures,
  Series A, 6.875%, Due 1/01/01                      2,100,000 USD   2,042,697

CANADA 2.1%
Government of Canada Notes, 6.125%,
  Due 7/15/02                                        2,000,000 CAD   2,019,180

DENMARK 0.5%
Kingdom of Denmark Notes, 9.00%, Due 11/15/00        3,000,000 DKK     482,641

FRANCE 1.2%
Government of France Debentures:
  7.00%, Due 10/12/00                                2,900,000 FRF     511,240
  8.50%, Due 11/25/02                                3,000,000 FRF     575,326
                                                                   -----------
                                                                     1,086,566
GERMANY 1.0%
Republic of Germany Debentures, Series 90,
  8.875%, Due 12/20/00                               1,500,000 DEM     926,825

ITALY 0.7%
Government of Italy Debentures, 12.00%,
  Due 1/01/02                                    1,000,000,000 ITL     696,501

NEW ZEALAND 2.3%
Government of New Zealand Notes, 6.50%,
  Due 2/15/00                                        4,000,000 NZD   2,166,614

PANAMA 1.5%
Republic of Panama Floating Rate Notes,
  6.8438%, Due 5/14/02                               1,384,635 USD   1,364,731

RUSSIA 1.0%
Russian Federation Notes, 9.25%, Due 11/27/01
  (Acquired 12/05/97; Cost $985,000) (d)             1,000,000 USD     978,800

SOUTH KOREA 1.0%
Republic of Korea Notes, 8.875%, Due 4/15/08         1,000,000 USD     983,468

SWEDEN 2.2%
Statens Bostadsfinansier Bonds, 9.00%,
  Due 6/15/01                                       14,500,000 SEK   2,066,964

UNITED STATES 14.2%
FHLMC Participation Certificates:
  7.969%, Due 7/01/10                               $  620,422         635,741
  9.00%, Due 8/01/18                                 1,305,558       1,396,973
  10.00%, Due 6/01/05                                  949,160         997,168
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Adjustable Rate Mortgage
  Certificates:
  Pool #372179, 11.00%, Due 4/01/12                    521,995         585,287
  Pool #365418, 7.398%, Due 1/01/23                    620,872         635,452

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                STRONG SHORT-TERM GLOBAL BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Adjustable Rate Mortgage Securities,
  Pool #103102, 6.207%, Due 3/01/18                 $3,457,297     $ 3,497,022
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates, 10.50%,
  Due 8/01/20                                          446,574         494,768
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Pass-Thru Certificates,
  Pool #313629, 8.50%, Due 11/01/02                  2,981,182       3,078,070
United States Treasury Notes, 5.625%, Due 11/30/99   2,000,000       2,000,626
                                                                   -----------
                                                                    13,321,107
------------------------------------------------------------------------------
TOTAL GOVERNMENT & AGENCY ISSUES (COST $38,088,384)                 37,620,962
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 27.6%
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%, Due
  3/25/08 (Acquired 10/23/96; Cost $870,529) (d)       883,576         888,550
Collateralized Mortgage Obligation Trust Certificates,
  Series 14, Class Z, 8.00%, Due 1/01/17             2,654,168       2,681,182
DLJ Acceptance Trust Collateralized Mortgage
  Obligation Certificates, Series 1989-1, Class F,
  11.00%, Due 8/01/19                                3,104,419       3,494,847
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.4985%, Due 1/25/22       1,431,100       1,459,722
  Series 1991-3, Class A1, 7.343%, Due 2/20/21       1,455,860       1,479,518
  Series 1992-Q4, Class A2, 7.4196%, Due 7/25/22     1,759,215       1,780,637
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.7875%, Due 3/01/07
  (Acquired 2/21/97; Cost $2,000,000) (d)            2,000,000       2,001,880
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A1, 6.75%,
  Due 8/17/23                                           52,667          52,173
NPF IX, Inc. 1997-1A Healthcare Receivables Notes,
  Class A, 6.339%, Due 7/01/00 (Acquired 7/24/97;
  Cost $1,999,976) (d)                               2,000,000       2,006,260
RTC Mortgage Pass-Thru Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1992-18P, Class B-5,
  7.50%, Due 1/25/21 (Acquired 9/10/97;
  Cost $2,007,500) (d)                               2,000,000       2,005,000
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1992-6, Class B-9, 6.61%, Due 11/25/26        570,815         570,815
  Series 1992-15, Class B-7, 7.0175%, Due 7/25/27    1,743,000       1,746,277
  Series 1992-16, Class A-4, 7.6327%, Due 8/25/22       21,428          21,550
  Series 1992-16, Class B-3, 10.5405%, Due 5/25/24   1,500,048       1,523,494
  Series 1995-1, Class B-5, 6.833%, Due 10/25/28       327,706         333,032
Ryland Mortgage Securities Corporation Senior
  Mortgage Partnership Variable Rate Securities:
  Series 1990-C1, Class A, 6.3835%, Due 10/25/20       823,630         825,944
  Series 1991-B1, Class 1, 7.4004%, Due 3/25/20        758,938         770,322
  Series 1992-3, Class A-2, 7.4751%, Due 6/25/20       793,172         792,181
Ryland Mortgage Securities Corporation Senior
  Mortgage Partnership Variable Rate Securities,
  1989-P1, Class A, Perpetual Savings Bank,
  7.6994%, Due 2/25/19                                 494,134         493,210
Structured Asset Securities Corporation Variable
  Rate Multiclass Pass-Thru Certificates, Series
  1996-C1, Class D, 6.6563%, Due 6/25/00
  (Acquired 9/27/96; Cost $20,679) (d)                  20,787          20,777
Western Federal Savings and Loan Association Real
  Estate Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1989-5, Class A, 6.6824%,
  Due 7/25/19                                          995,562         993,103
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES
  (COST $25,750,780)                                                25,940,474
------------------------------------------------------------------------------

PREFERRED STOCKS 1.5%
First International Funding 3.50% (Acquired
  9/10/96; Cost $1,403,168) (d)                             14       1,396,500
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $1,403,168)                             1,396,500
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 13.7%
COMMERCIAL PAPER 0.5%
DISCOUNTED
INDONESIA
Polysindo EKA Perkasa PT, Due 3/18/98 (b) (e)    7,000,000,000 IDR     496,203

INTEREST BEARING, DUE UPON DEMAND 0.0%
United States Cayman Eurodollar Call Deposit,
  4.50%                                                $29,000          29,000
                                                                   -----------
Total Commercial Paper                                                 525,203

CORPORATE BONDS 3.3%
INDONESIA
Polysindo EKA Perkasa PT Notes, 19.00%, Due
  4/26/99 (Linked to cross currency interest
  rate swap to yield LIBOR + 3.90%) (b) (e)     10,000,000,000 IDR   3,088,962

GOVERNMENT & AGENCY ISSUES 5.7%
ARGENTINA 2.1%
Government of Spain T-Bills                          2,000,000 USD   1,996,900

RUSSIA 3.4%
U.S. Dollar Hedged GKO Pass-Thru Certificates,
  Zero %, Due 6/24/98                                1,000,000 USD     989,580
U.S. Dollar Hedged Ukranian T-Bills, Zero %,
  Due 5/15/98                                        2,253,433 USD   2,237,884
                                                                   -----------
                                                                     3,227,464
UNITED STATES 0.2%
United States Treasury Bills, Due 8/20/98 (c)       $  190,000         187,118
                                                                   -----------
Total Government & Agency Issues                                     5,411,482

TIME DEPOSITS 4.2%
UNITED STATES
Deutsche Bank, 5.5625%, Due 5/01/98                  3,900,000       3,900,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $16,264,883)                     12,925,647
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $96,761,051) 99.0%            93,032,258
Other Assets & Liabilities, Net 1.0%                                   914,488
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $93,946,746
==============================================================================

-------------------------------------------------------------------------------
===============================================================================
                STRONG SHORT-TERM GLOBAL BOND FUND (CONTINUED)
===============================================================================



-------------------------------------------------------------------------------
FUTURES
-------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Purchased:
 5 Ten-Year French Government Bonds     6/98       $  428,645      ($ 1,787)
17 Ten-Year German Government Bonds     6/98        2,528,685        (6,868)
24 Ten-Year Italian Government Bonds    6/98        3,209,494         8,398
 4 Ten-Year United Kingdom Government
        Bonds                           6/98          363,242         6,270

Sold:
 9 Ten-Year Australian Government Bonds 6/98         (855,429)       (9,230)
 8 Five-Year U.S. Treasury Bonds        6/98         (871,125)        7,000
21 Ten-Year U.S. Treasury Notes         6/98       (2,358,563)      (10,336)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
----------------------------------------------------------------------------
                       Settlement             Value             Unrealized
                          Date               in USD            Appreciation
----------------------------------------------------------------------------
Purchased:
      3,960,000 AUD      8/13/98           $2,576,112           ($ 93,324)

Sold:
     (6,335,000) AUD     8/13/98           (4,121,129)            107,167
     (1,442,000) DEM     5/11/98             (803,805)             41,546
     (3,300,000) DKK     5/11/98             (482,228)             24,840
    (14,250,000) DKK    10/05/98           (2,096,635)            (61,793)
     (6,500,000) FRF     8/12/98           (1,086,410)            (10,963)
       (850,000) GBP     5/11/98           (1,420,010)              4,641
 (7,000,000,000) IDR     5/18/98             (869,241)             29,924
(10,000,000,000) IDR     4/26/99           (4,118,616)                  0
     (4,430,000) NZD     8/12/98           (2,429,077)            113,300
    (16,350,000) SEK     5/11/98           (2,110,622)             69,378


CURRENCY ABBREVIATIONS
----------------------------------------------------------------------------
AUD  Australian Dollar
CAD  Canadian Dollar
DEM  German Mark
DKK  Danish Krona
FIM  Finnish Mark
FRF  French Franc
GBP  British Pound
GRD  Greek Drachma
IDR  Indonesian Rupiah
ITL  Italian Lira
JPY  Japanese Yen
NZD  New Zealand Dollar
SEK  Swedish Krona
USD  United States Dollar


LEGEND
----------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Restricted security.
(e) Security is in default.
(f) Affiliated issuer.  (See Note 6 of notes to financial statements.)

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
April 30, 1998 (Unaudited)           (In Thousands, Except Per Share Amounts)
                                         STRONG ASIA       STRONG INTERNATIONAL
                                        PACIFIC FUND            STOCK FUND
                                        ------------       --------------------
ASSETS:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of
    $29,004 and $132,029, respectively)    $24,203               $134,148
    Affiliated Issuers (Cost of $0 and
    $635, respectively)                         --                    635
  Receivable from Brokers for Securities
    and Forward Foreign Currency Contracts
    Sold                                       194                  2,566
  Receivable for Fund Shares Sold              129                     --
  Dividends and Interest Receivable             44                    454
  Other Assets                               1,644                  2,265
                                           -------               --------
  Total Assets                              26,214                140,068
LIABILITIES:
  Payable to Brokers for Securities and Forward
    Foreign Currency Contracts Purchased       252                    913
  Payable for Fund Shares Redeemed               1                     --
  Accrued Operating Expenses and Other
    Liabilities                                 80                    256
                                           -------               --------
  Total Liabilities                            333                  1,169
                                           -------               --------
NET ASSETS                                 $25,881               $138,899
                                           =======               ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in
    capital)                               $43,649               $169,563
  Accumulated Net Investment Loss             (104)                  (827)
  Accumulated Net Realized Loss            (12,662)               (31,927)
  Net Unrealized Appreciation (Depreciation)(5,002)                 2,090
                                           -------               --------
  Net Assets                               $25,881               $138,899
                                           =======               ========
Capital Shares Outstanding (Unlimited
  Number Authorized)                         4,004                 11,776
NET ASSET VALUE PER SHARE                    $6.46                 $11.79
                                             =====                 ======

                                    STRONG GLOBAL
                                      HIGH-YIELD   STRONG INTERNATIONAL  STRONG SHORT-TERM
                                      BOND FUND          BOND FUND        GLOBAL BOND FUND
                                    -------------  --------------------  -----------------
ASSETS:
  Investments in Securities, at Value
    (Cost of $8,093, $22,762, and
    $96,761, respectively)              $8,130            $20,761              $93,032
  Receivable from Brokers for
    Securities and Forward Foreign
    Currency Contracts Sold                154                208                  718
  Receivable for Fund Shares Sold           --                 88                   --
  Interest Receivable                       96                606                1,730
  Other Assets                              --                816                   37
                                        ------            -------              -------
  Total Assets                           8,380             22,479               95,517
LIABILITIES:
  Payable to Brokers for Securities and
    Forward Foreign Currency Contracts
    Purchased                               --                573                   --
  Payable for Fund Shares Redeemed          --                  5                  594
  Dividends Payable                         39                 --                  504
  Accrued Operating Expenses and Other
    Liabilities                             55                272                  472
                                        ------            -------              -------
  Total Liabilities                         94                850                1,570
                                        ------            -------              -------
NET ASSETS                              $8,286            $21,629              $93,947
                                        ======            =======              =======
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in
    capital)                            $8,176            $23,221              $96,020
  Undistributed Net Investment Income
    (Loss)                                  --               (128)                 829
  Undistributed Net Realized Gain           82                842                  813
  Net Unrealized Appreciation
    (Depreciation)                          28             (2,306)              (3,715)
                                        ------            -------              -------
  Net Assets                            $8,286            $21,629              $93,947
                                        ======            =======              =======
Capital Shares Outstanding (Unlimited
  Number Authorized)                       810              2,063                9,023
NET ASSET VALUE PER SHARE               $10.23             $10.48               $10.41
                                        ======             ======               ======

22

                      See notes to financial statements.

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended April 30, 1998 (Unaudited)
                                                           (In Thousands)

                                                                                            STRONG
                                                 STRONG     STRONG GLOBAL      STRONG     SHORT-TERM
                                STRONG ASIA  INTERNATIONAL    HIGH-YIELD   INTERNATIONAL    GLOBAL
                               PACIFIC FUND    STOCK FUND     BOND FUND      BOND FUND     BOND FUND
                               ------------  -------------  -------------  -------------  ----------
INCOME:
  Interest                        $  149         $   171         $154          $  948        $3,681
  Dividends (net of withholding
    taxes of $18, $93, $0, $0,
    and $0 respectively)             233           1,211           --              27            57
                                  ------         -------         ----          ------        ------
  Total Income                       382           1,382          154             975         3,738

EXPENSES:
  Investment Advisory Fees           131             740           11              82           307
  Custodian Fees                     114             266            8              28            42
  Shareholder Servicing Costs         74             292            3              29            95
  Federal and State Registration
    Fees                              17              18            8               9            20
  Reports to Shareholders             25              80           --               6            12
  Other                               12              21            2              13            20
                                  ------         -------         ----          ------        ------
  Total Expenses before Waivers
    and Absorptions                  373           1,417           32             167           496
  Voluntary Expense Waivers and
    Absorptions by Advisor          (117)             --           (1)            (23)          (83)
                                  ------         -------         ----          ------        ------
  Expenses, Net                      256           1,417           31             144           413
                                  ------         -------         ----          ------        ------
NET INVESTMENT INCOME (LOSS)         126             (35)         123             831         3,325

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                   (9,895)        (33,397)          80          (1,974)       (4,027)
    Futures Contracts, Options
      and Forward Foreign
      Currency Contracts             251             989            1           2,838         5,217
    Foreign Currencies                (7)            (17)          --             (31)          (18)
                                  ------         -------         ----          ------        ------
    Net Realized Gain (Loss)      (9,651)        (32,425)          81             833         1,172

  Change in Unrealized Appreciation/
    Depreciation on:
    Investments                    6,772          35,321           28              10           532
    Futures Contracts, Options and
      Forward Foreign Currency
      Contracts                     (218)           (362)          --          (2,454)       (1,826)
    Foreign Currencies               (72)           (145)          --              25            (4)
                                  ------         -------         ----          ------        ------
    Net Change in Unrealized
      Appreciation/Depreciation    6,482          34,814           28          (2,419)       (1,298)
                                  ------         -------         ----          ------        ------
NET GAIN (LOSS)                   (3,169)          2,389          109          (1,586)         (126)
                                  ------         -------         ----          ------        ------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                     ($3,043)        $ 2,354         $232         ($  755)       $3,199
                                  ======         =======         ====          ======        ======

                                                                                                 23

                                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                    (In Thousands)

                                                 STRONG ASIA               STRONG INTERNATIONAL
                                                 PACIFIC FUND                   STOCK FUND
                                       ------------------------------  -----------------------------
                                       SIX MONTHS ENDED  YEAR ENDED    SIX MONTHS ENDED  YEAR ENDED
                                        APRIL 30, 1998  OCT. 31, 1997   APRIL 30, 1998  OCT. 31,1997
                                       ---------------- -------------  ---------------- ------------
                                          (UNAUDITED)                     (UNAUDITED)
OPERATIONS:
  Net Investment Income (Loss)              $   126       $     38         ($     35)     $  1,534
  Net Realized Gain (Loss)                   (9,651)        (2,518)          (32,425)       10,333
  Net Change in Unrealized Appreciation/
    Depreciation                              6,482         (5,548)           34,814       (16,088)
                                            -------       --------          --------      --------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                (3,043)        (8,028)            2,354        (4,221)

DISTRIBUTIONS:
  From Net Investment Income                   (351)           (39)           (2,979)       (1,534)
  In Excess of Net Investment Income             --           (181)               --        (3,812)
  From Net Realized Gains                        --           (749)           (3,501)      (17,009)
  In Excess of Net Realized Gains                --           (117)               --            --
                                            -------       --------          --------      --------
  Total Distributions                          (351)        (1,086)           (6,480)      (22,355)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                  27,752         70,733            49,443       189,644
  Proceeds from Reinvestment of Dividends       335          1,050             6,316        21,807
  Payment for Shares Redeemed               (28,898)      (104,622)          (92,840)     (308,666)
  Decrease in Net Assets from Capital
    Share Transactions                         (811)       (32,839)          (37,081)      (97,215)
                                            -------       --------          --------      --------
TOTAL DECREASE IN NET ASSETS                 (4,205)       (41,953)          (41,207)     (123,791)

NET ASSETS:
  Beginning of Period                        30,086         72,039           180,106       303,897
                                            -------       --------          --------      --------
  End of Period                             $25,881       $ 30,086          $138,899      $180,106
                                            =======       ========          ========      ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                        4,198          7,557             4,374        13,682
  Issued in Reinvestment of Distributions        50            110               584         1,630
  Redeemed                                   (4,335)       (11,147)           (8,202)      (22,390)
                                              -----         ------             -----        ------
  Decrease in Shares of the Fund                (87)        (3,480)           (3,244)       (7,078)
                                              =====         ======             =====        ======

24

                                    See notes to financial statements.

-------------------------------------------------------------------------------

                                                                                     (In Thousands)
                                                      STRONG GLOBAL
                                                        HIGH-YIELD        STRONG INTERNATIONAL               STRONG SHORT-TERM
                                                         BOND FUND              BOND FUND                     GLOBAL BOND FUND
                                                     -------------   -------------------------------  ------------------------------
                                                      PERIOD ENDED   SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED   YEAR ENDED
                                                     APRIL 30, 1998   APRIL 30, 1998   OCT. 31, 1997   APRIL 30, 1998   OCT. 31,1997
                                                     --------------  ----------------  -------------  ----------------  ------------
                                                       (UNAUDITED)      (UNAUDITED)                      (UNAUDITED)
                                                         (NOTE 1)
OPERATIONS:
  Net Investment Income                                   $  123          $   831         $ 2,545         $  3,325        $  6,786
  Net Realized Gain (Loss)                                    81              833          (2,016)           1,172           2,142
  Net Change in Unrealized Appreciation/Depreciation          28           (2,419)           (882)          (1,298)         (3,551)
                                                          ------          -------         -------         --------        --------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                               232             (755)           (353)           3,199           5,377

DISTRIBUTIONS:
  From Net Investment Income                                (123)          (1,187)           (585)          (3,156)         (7,236)
  In Excess of Net Investment Income                          --               --              --               --          (1,002)
  From Net Realized Gains                                     --             (579)             --             (778)             --
  In Excess of Net Realized Gains                             --               --             (42)              --              --
                                                          ------          -------         -------         --------        --------
  Total Distributions                                       (123)          (1,766)           (627)          (3,934)         (8,238)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                9,111            4,077          25,686           32,256         147,712
  Proceeds from Reinvestment of Dividends                     75            1,626             589            3,910           6,904
  Payment for Shares Redeemed                             (1,009)          (9,757)        (28,190)         (57,208)       (106,904)
                                                          ------          -------         -------         --------        --------
  Increase (Decrease) in Net Assets from Capital Share
    Transactions                                           8,177           (4,054)         (1,915)         (21,042)         47,712
                                                          ------          -------         -------         --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    8,286           (6,575)         (2,895)         (21,777)         44,851

NET ASSETS:
  Beginning of Period                                         --           28,204          31,099          115,724          70,873
                                                          ------          -------         -------         --------        --------
  End of Period                                           $8,286          $21,629         $28,204         $ 93,947        $115,724
                                                          ======          =======         =======         ========        ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                       902            4,077           2,239            3,089          13,724
  Issued in Reinvestment of Distributions                      7            1,626              50              375             647
  Redeemed                                                   (99)          (9,757)         (2,472)          (5,482)         (9,933)
                                                             ---            -----           -----            -----           -----
  Increase (Decrease) in Shares of the Fund                  810           (4,054)           (183)          (2,018)          4,438
                                                             ===            =====           =====            =====           =====

                                                                                                                                 25

                                                                               See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
April 30, 1998 (Unaudited)

1. ORGANIZATION
   The accompanying financial statements represent the Strong International Funds, which include the following diversified and non-diversified open-end management investment companies registered under the Investment Company Act of 1940:
       Strong Asia Pacific Fund, Inc.*
       Strong International Stock Fund, Inc. *
       Strong Global High Yield Bond Fund (a series of Strong International
         Income Funds, Inc.)**
       Strong International Bond Fund (a series of Strong International Income
         Funds, Inc.)**
       Strong Short-Term Global Bond Fund, Inc.**

      **Diversified
      **Non-Diversified

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
   (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter are valued at either the mean of the latest bid and asked prices or at the latest reported sales price, depending on local convention or regulation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at April 30, 1998 were as follows:

                                           AGGREGATE    AGGREGATE   PERCENT OF
                                             COST      FAIR VALUE   NET ASSETS   LIQUID*
                                          ----------   ----------   ----------   -------
       Strong Asia Pacific Fund           $ 1,092,833  $ 1,010,560      3.9%      83.0%
       Strong International Stock Fund      8,578,779    6,684,100      4.8%      18.2%
       Strong Global High-Yield Bond Fund   2,128,188    2,137,012     25.8%     100.0%
       Strong International Bond Fund       3,536,623    3,506,525     16.2%      44.6%
       Strong Short-Term Global Bond Fund  14,434,932   14,407,617     15.3%      90.3%
       *Percentage is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also has been determined to be liquid by the Advisor based upon guidelines established by the Funds' Board of Directors.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.
       Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses.
       When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

-------------------------------------------------------------------------------

   (E) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) Additional Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Asia Pacific Fund and Strong International Stock Fund 1.00%, Strong Global High-Yield Bond Fund and Strong International Bond Fund 0.70%, and Strong Short-Term Global Bond Fund 0.625%. Advisory fees are subject to reimbursement by the Advisor if a Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.
   The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

-------------------------------------------------------------------------------
April 30, 1998 (Unaudited)
   Certain information regarding related party transactions for the six months ended April 30, 1998 is as follows:

                                      PAYABLE TO     OTHER SHAREHOLDER
                                  (RECEIVABLE FROM)      SERVICING      UNAFFILIATED
                                     ADVISOR AT        EXPENSES PAID     DIRECTORS'
                                   APRIL 30, 1998        TO ADVISOR         FEES
                                  -----------------  -----------------  ------------
   Strong Asia Pacific Fund           ($ 5,703)            $1,265          $  750
   Strong International Stock Fund      13,699              3,927           1,943
   Strong Global High-Yield Bond Fund    4,371                 16              --
   Strong International Bond Fund       46,603                685             750
   Strong Short-Term Global Bond Fund   43,450              1,408             750

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the six months ended April 30, 1998 were as follows:

                                                PURCHASES                        SALES
                                        ----------------------------  ----------------------------
                                        U.S. GOVERNMENT               U.S. GOVERNMENT
                                          AND AGENCY       OTHER         AND AGENCY       OTHER
                                        --------------- ------------  --------------- ------------
   Strong Asia Pacific Fund                   --        $ 20,418,392     $2,541,768   $ 19,214,893
   Strong International Stock Fund            --         125,407,277            --     157,142,642
   Strong Global High-Yield Bond Fund         --          16,682,013            --       8,718,619
   Strong International Bond Fund             --          14,889,173            --      15,550,694
   Strong Short-Term Global Bond Fund         --          60,538,005      2,541,768     71,975,079



5. INCOME TAX INFORMATION

   The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers for federal income tax purposes are as follows:

                                                         AT APRIL 30, 1998                        AT OCTOBER 30, 1997
                                      --------------------------------------------------------    -------------------
                                                                                      NET
                                       FEDERAL TAX   UNREALIZED    UNREALIZED    APPRECIATION/     NET CAPITAL LOSS
                                          COST      APPRECIATION  DEPRECIATION  (DEPRECIATION)        CARRYOVERS
                                      ------------  ------------  ------------  --------------     ----------------
   Strong Asia Pacific Fund           $ 29,004,086   $ 1,334,312  ($ 6,135,155)  ($4,800,843)         $3,279,010
   Strong International Stock Fund     132,856,359    17,001,509   (15,074,694)    1,926,815                  --
   Strong Global High-Yield Bond Fund    8,093,054        73,678       (36,382)       37,296                  --
   Strong International Bond Fund       22,761,558       511,837    (2,512,794)   (2,000,957)                 --
   Strong Short-Term Global Bond Fund   96,761,051     1,082,849    (4,811,642)   (3,728,793)                 --

   Capital loss carryovers expire in varying amounts through 2005.

6. INVESTMENTS IN AFFILIATES
   Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the period ended April 30, 1998 is as follows:

                                        BALANCE OF                                   BALANCE OF
                                       SHARES HELD        GROSS       GROSS SALES   SHARES HELD                    DIVIDEND INCOME
                                       NOVEMBER 1,      PURCHASES         AND         APRIL 30,        VALUE        NOV. 1, 1997-
                                           1997       AND ADDITIONS   REDUCTIONS        1998      APRIL 30, 1998    APRIL 30, 1998
                                       -----------    -------------   -----------   -----------   --------------   ---------------
   Strong International Stock Fund
   -------------------------------
   Connemara Green Marble                50,800             --            --           50,800        $635,000             --

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

STRONG ASIA PACIFIC FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                SELECTED PER-SHARE DATA (a)
                 -------------------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                            ------------------------------------  --------------------------------------------------------
                                        Net Realized
                 Net Asset             and Unrealized    Total                In Excess            In Excess               Net Asset
                   Value,      Net         Gains         from      From Net     of Net   From Net   of Net                   Value,
                 Beginning  Investment  (Losses) on   Investment  Investment Investment  Realized  Realized     Total        End of
                 of Period    Income    Investments   Operations    Income     Income     Gains     Gains    Distributions   Period
April 30, 1998 (c) $ 7.35      $0.03      ($0.83)       ($0.80)     ($0.09)       --         --        --       ($0.09)       $6.46
Oct. 31, 1997        9.51       0.01       (2.01)        (2.00)      (0.01)   ($0.03)    ($0.10)   ($0.02)       (0.16)        7.35
Oct. 31, 1996        9.55       0.06        0.31          0.37       (0.06)   (0.35)         --        --        (0.41)        9.51
Oct. 31, 1995 (d)    9.35       0.04        0.20          0.24       (0.03)   (0.01)         --        --        (0.04)        9.55
Dec. 31, 1994       10.00       0.05       (0.57)        (0.52)      (0.01)      --          --     (0.12)       (0.13)        9.35

                                        RATIOS AND SUPPLEMENTAL DATA
                    --------------------------------------------------------------------
                                Net                Ratio of Net
                              Assets,    Ratio of   Investment                 Average
                              End of     Expenses     Income      Portfolio  Commission
                    Total   Period (In  to Average  to Average     Turnover     Rate
                    Return   Millions)  Net Assets  Net Assets       Rate       Paid (b)
April 30, 1998 (c)  -10.9%     $26         1.9%*       1.0%*         92.1%     $0.0051
Oct. 31, 1997       -21.5%      30         2.0%        0.1%          96.7%      0.0073
Oct. 31, 1996        +3.8%      72         2.3%        0.2%          91.4%      0.0104
Oct. 31, 1995 (d)    +2.6%      55         2.0%*       0.5%*        104.3%
Dec. 31, 1994        -5.3%      58         2.0%        0.6%         103.3%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(d) In 1995, the fund changed its fiscal year end from December to October.  Total return and portfolio turnover rate are not annualized.


STRONG INTERNATIONAL STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                SELECTED PER-SHARE DATA (a)
                 -----------------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS
                            ------------------------------------  ---------------------------------------------------------
                                        Net Realized
                 Net Asset             and Unrealized    Total                In Excess            In Excess               Net Asset
                   Value,      Net         Gains         from      From Net     of Net   From Net   of Net                   Value,
                 Beginning  Investment  (Losses) on   Investment  Investment Investment  Realized  Realized     Total        End of
                 of Period    Income    Investments   Operations    Income     Income     Gains     Gains    Distributions   Period
April 30, 1998 (c) $11.99      $0.01       $0.28        $0.29      ($0.23)         --    ($0.26)      --        ($0.49)      $11.79
Oct. 31, 1997       13.75       0.01       (0.69)       (0.68)      (0.01)     ($0.26)    (0.81)      --        (1.08)        11.99
Oct. 31, 1996       13.03       0.17        1.11         1.28       (0.18)      (0.38)       --       --        (0.56)        13.75
Oct. 31, 1995 (d)   12.65       0.08        0.37         0.45       (0.07)         --        --       --        (0.07)        13.03
Dec. 31, 1994       14.18       0.06       (0.27)       (0.21)      (0.01)         --     (1.25)  ($0.06)       (1.32)        12.65
Dec. 31, 1993        9.77         --        4.66         4.66          --       (0.02)    (0.23)      --        (0.25)        14.18
Dec. 31, 1992 (e)   10.00       0.05       (0.23)       (0.18)      (0.05)         --        --       --        (0.05)         9.77

                                        RATIOS AND SUPPLEMENTAL DATA
                    --------------------------------------------------------------------
                                Net                Ratio of Net
                              Assets,    Ratio of   Investment                 Average
                              End of     Expenses     Income      Portfolio  Commission
                    Total   Period (In  to Average  to Average     Turnover     Rate
                    Return   Millions)  Net Assets  Net Assets       Rate       Paid (b)
April 30, 1998 (c)   +2.8%     $139        1.9%*       0.0%*         88.2%     $0.0006
Oct. 31, 1997        -5.7%      180        1.6%        0.5%         143.7%      0.0023
Oct. 31, 1996        +9.8%      304        1.7%        0.6%         108.6%      0.0166
Oct. 31, 1995 (d)    +3.6%      211        1.8%*       0.8%*        102.0%
Dec. 31, 1994        -1.6%      258        1.7%        0.3%         136.5%
Dec. 31, 1993       +47.8%      128        1.9%       (0.3%)        139.9%
Dec. 31, 1992 (e)    -1.8%       13        2.0%*       0.8%*         20.8%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(d) In 1995, the fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.
(e) Inception date is March 4, 1992.  Total return and portfolio turnover rate are not annualized.

STRONG GLOBAL HIGH-YIELD BOND FUND
-----------------------------------------------------------------------------------------------------------
                                                   SELECTED PER-SHARE DATA (a)
                    ---------------------------------------------------------------------------------------
                                 INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS
                               --------------------------------------  -------------------------
                    Net Asset               Net Realized     Total                                Net Asset
                      Value,      Net      and Unrealized     from      From Net                   Value,
                    Beginning  Investment     Gains on     Investment  Investment      Total       End of
                    of Period    Income      Investments   Operations    Income    Distributions   Period
April 30, 1998 (b)    $10.00      $0.21         $0.23         $0.44      ($0.21)      ($0.21)      $10.23

                                          RATIOS AND SUPPLEMENTAL DATA
                   --------------------------------------------------------------------------
                               Net                 Ratio of Expenses  Ratio of Net
                             Assets,    Ratio of     to Average Net    Investment
                             End of     Expenses     Assets Without      Income     Portfolio
                    Total  Period (In  to Average     Waivers and      to Average    Turnover
                   Return   Millions)  Net Assets     Absorptions      Net Assets      Rate
April 30, 1998 (b)  +4.4%      $8         2.0%*          2.0%*            7.8%*       141.1%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from January 31, 1998 (inception) to April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
                                                                                                          29

-------------------------------------------------------------------------------

STRONG INTERNATIONAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                  SELECTED PER-SHARE DATA (a)
                 -------------------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS
                            ------------------------------------  --------------------------------------------------------
                                        Net Realized
                 Net Asset             and Unrealized    Total                 In Excess            In Excess              Net Asset
                   Value,      Net         Gains         from      From Net      of Net   From Net   of Net                  Value,
                 Beginning  Investment  (Losses) on   Investment  Investment  Investment  Realized  Realized     Total       End of
                 of Period    Income    Investments   Operations    Income      Income     Gains     Gains    Distribution   Period
April 30, 1998 (b) $11.58      $0.38      ($0.69)      ($0.31)      ($0.53)         --    ($0.26)       --       ($0.79)     $10.48
Oct. 31, 1997       11.87       1.03       (1.11)       (0.08)       (0.20)         --        --    ($0.01)       (0.21)      11.58
Oct. 31, 1996       11.48       0.80        0.15         0.95        (0.50)         --     (0.06)       --        (0.56)      11.87
Oct. 31, 1995 (c)   10.36       0.78        1.00         1.78        (0.66)         --        --        --        (0.66)      11.48
Dec. 31, 1994 (d)   10.00       0.46        0.40         0.86        (0.46)     ($0.02)       --     (0.02)       (0.50)      10.36

                                          RATIOS AND SUPPLEMENTAL DATA
                   --------------------------------------------------------------------------
                               Net                 Ratio of Expenses  Ratio of Net
                             Assets,    Ratio of     to Average Net    Investment
                             End of     Expenses     Assets Without      Income     Portfolio
                    Total  Period (In  to Average     Waivers and      to Average    Turnover
                   Return   Millions)  Net Assets     Absorptions      Net Assets      Rate
April 30, 1998 (b)  -2.8%      $22        1.2%*          1.4%             6.9%*        89.2%
Oct. 31, 1997       -0.7%       28        0.7%           1.5%             8.1%        208.4%
Oct. 31, 1996       +8.6%       31        0.0%           1.8%             7.4%        258.3%
Oct. 31, 1995 (c)  +17.3%       21        0.0%*          2.0%*            8.3%*       473.3%
Dec. 31, 1994 (d)   +8.7%       10        0.0%*          2.0%*            7.9%*       679.3%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) In 1995, the fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.
(d) Inception date is March 31, 1994.  Total return and portfolio turnover rate are not annualized.

STRONG SHORT-TERM GLOBAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                  SELECTED PER-SHARE DATA (a)
                 -------------------------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS
                              --------------------------------------  ---------------------------------------------------------
                                        Net Realized
                 Net Asset             and Unrealized    Total                In Excess            In Excess               Net Asset
                   Value,      Net         Gains         from      From Net     of Net   From Net   of Net                   Value,
                 Beginning  Investment  (Losses) on   Investment  Investment Investment  Realized  Realized     Total        End of
                 of Period    Income    Investments   Operations    Income     Income     Gains     Gains    Distributions   Period
April 30, 1998 (b) $10.48      $0.35      ($0.02)       $0.33       ($0.32)        --    ($0.08)       --       ($0.40)      $10.41
Oct. 31, 1997       10.74       0.81       (0.10)        0.71        (0.85)    ($0.12)       --        --        (0.97)       10.48
Oct. 31, 1996       10.46       0.71        0.34         1.05        (0.77)        --        --        --        (0.77)       10.74
Oct. 31, 1995 (c)   10.15       0.65        0.20         0.85        (0.54)        --        --        --        (0.54)       10.46
Dec. 31, 1994 (d)   10.00       0.35        0.16         0.51        (0.35)        --        --    ($0.01)       (0.36)       10.15

                                          RATIOS AND SUPPLEMENTAL DATA
                   --------------------------------------------------------------------------
                               Net                 Ratio of Expenses  Ratio of Net
                             Assets,    Ratio of     to Average Net    Investment
                             End of     Expenses     Assets Without      Income     Portfolio
                    Total  Period (In  to Average     Waivers and      to Average    Turnover
                   Return   Millions)  Net Assets     Absorptions      Net Assets      Rate
April 30, 1998 (b)  +3.2%     $ 94        0.8%*          1.0%             6.6%*        70.6%
Oct. 31, 1997       +6.8%      116        0.7%           1.0%             7.6%        168.0%
Oct. 31, 1996      +10.4%       71        0.0%           1.5%             7.4%        179.7%
Oct. 31, 1995 (c)   +8.5%       25        0.0%*          2.0%*            8.2%*       437.3%
Dec. 31, 1994 (d)   +5.1%       20        0.0%*          1.7%*            7.7%*       287.8%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) In 1995, the fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.
(d) Inception date is March 31, 1994.  Total return and portfolio turnover rate are not annualized.

NOTES
-------------------------------------------------------------------------------

NOTES
-------------------------------------------------------------------------------

                                     DIRECTORS
                                Richard S. Strong
                                  Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                        Brown Brothers Harriman & Company
                  40 Water Street, Boston, Massachusetts 02109

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.







                               [PICTURE OF TELEPHONE]
                           To order a free prospectus kit,
                                 CALL 1-800-368-1030

                            To learn more about our funds,
                             discuss an existing account,
                              or conduct a transaction,
                                 CALL 1-800-368-3863
                                 -------------------

                                    If you are a
                               Financial Professional,
                                 CALL 1-800-368-1683

                      [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                   Strong On-line
                                www.strong-funds.com




                                    [STRONG LOGO]

                                    STRONG FUNDS
                     P.O. Box 2936 o Milwaukee, Wisconsin 53201
                      Strong Funds Distributors, Inc. 7768E98            98SINT